As filed with the Securities and Exchange Commission on October 25, 2012

Securities Act File No. 333-

Investment Company Act File No. 811-05012

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

☒	Registration Statement Under the Securities Act of 1933
☐	Pre-Effective Amendment No.
☐	Post-Effective Amendment No.

and/or

☒	Registration Statement Under the Investment Company Act of 1940
☒	Amendment No. 11

Credit Suisse Asset Management Income Fund, Inc.

(Exact Name of Registrant as Specified In Charter)

One Madison Avenue

New York, New York 10010

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:  212-325-2000

John G. Popp

Credit Suisse Asset Management Income Fund, Inc.

One Madison Avenue

New York, New York 10010

(Name and Address of Agent For Service)

Copies of information to:

Rose F. DiMartino, Esq.

Willkie Farr & Gallagher

787 Seventh Avenue

New York, New York  10019

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box)

☒ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee
Common Stock, $0.001 par value per share		$	$40,000,000	$5,456

(1)	There are being registered hereunder a presently indeterminate number of shares of common stock to be offered on an immediate, continuous or delayed basis.
(2)	Estimated solely for the purpose of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The information in this Prospectus is not complete and may be changed.  The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Prospectus is not an offer to sell these securities and is not soliciting offers to buy these securities in any state where the offer or sale is not permitted.

Subject To Completion Dated October 25, 2012

Base Prospectus

$40,000,000

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

Shares of Common Stock

Credit Suisse Asset Management Income Fund, Inc.  (“Fund,” “we,” “us” or “our”) is a diversified, closed-end management investment company.  The Fund’s investment objective is current income consistent with the preservation of capital.

We may offer, from time to time, in one or more offerings, including through rights offerings, our shares of common stock, par value $.001 per share (“Shares”).  Shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each, a “Prospectus Supplement”).  You should read this Prospectus and the applicable Prospectus Supplement carefully before your invest in our Shares.

Our Shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers.  The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated.  We may not sell any of our Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our Shares.

Our Shares are listed on the NYSE MKT under the symbol “CIK.”  The last reported sale price of our Shares, as reported by the NYSE MKT on [                 ], 2012, was $[      ] per Share.  The net asset value of our Shares at the close of business on [                 ], 2012, was $[      ] per Share.

Investment in the Shares involves certain risks and special considerations, including risks of investing in lower-rated securities. For a discussion of these and other risks, see “Risks and Special Considerations.”

Shares of closed-end investment companies frequently trade at a discount to their net asset value.  If the Fund’s Shares trade at a discount to its net asset value, the risk of loss may increase for purchasers in a public offering.  See “Risks and Special Considerations-Market Price, Discount and Net Asset Value of Shares.”

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

This Prospectus, together with any Prospectus Supplement, sets forth concisely the information about the Fund that a prospective investor should know before investing.  You should read this Prospectus and applicable Prospectus Supplement, which contain important information, before deciding whether to invest in the Shares.  You should retain the Prospectus and Prospectus Supplement for future reference.  A Statement of Additional Information (“SAI”), dated [               ], 2012, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this Prospectus.  The Table of Contents for the SAI is on page [44] of the Prospectus.  A copy of the SAI can be obtained without charge by writing to the Fund at c/o Credit Suisse Asset Management, LLC, One Madison Avenue, New York, New York 10010, by calling 1-800-293-1232, or from the SEC’s website at http://www.sec.gov.  Copies of the Fund’s Annual Report and Semi-Annual Report and other information about the Fund may be obtained upon request by writing to the Fund,  by calling 1-800-293-1232, or by visiting the Fund’s website at www.credit-suisse.com/us/funds.

Our Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospectus dated [          ], 2012

PROSPECTUS SUMMARY	1
SUMMARY OF FUND EXPENSES	11
FINANCIAL HIGHLIGHTS	11
USE OF PROCEEDS	15
THE FUND	15
INVESTMENT OBJECTIVE	15
INVESTMENT POLICIES	15
INVESTMENT RESTRICTIONS	22
RISKS AND SPECIAL CONSIDERATIONS	23
MANAGEMENT OF THE FUND	32
EXPENSES	33
NET ASSET VALUE	33
DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN	34
FEDERAL INCOME TAXATION	35
REPURCHASE OF SHARES	40
DESCRIPTION OF SHARES	41
PLAN OF DISTRIBUTION	41
CLOSED-END FUND STRUCTURE	43
CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT	43
LEGAL PROCEEDINGS	43
REPORTS TO SHAREHOLDERS	43
ADDITIONAL INFORMATION	43
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION	44

You should rely only on the information contained in, or incorporated by reference into, this Prospectus and any related Prospectus Supplement in making your investment decisions. The Fund has not authorized any person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell the Shares in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus and any Prospectus Supplement is accurate only as of the dates on their covers. The Fund’s business, financial condition and prospects may have changed since the date of its description in this Prospectus or the date of its description in any Prospectus Supplement.

PROSPECTUS SUMMARY

The following information is only a summary.  You should consider the more detailed information contained in the Prospectus and in any related Prospectus Supplement and in the SAI before purchasing Shares, especially the information under “Risks and Special Considerations” on page [23] of the Prospectus.

The Fund

The Fund is a diversified, closed-end management investment company.  The Fund commenced operations on March 23, 1987, following its initial public offering.  See “The Fund.”

The Fund’s Shares are listed for trading on the NYSE MKT under the symbol “CIK.”  As of [               ], 2012, the net assets of the Fund were $[              ] and the Fund had outstanding [                  ] Shares.  The last reported sales price of the Fund’s Shares, as reported by the NYSE MKT on [                   ], 2012 was $[      ] per Share.  The net asset value of the Fund’s Shares at the close of business on [                   ], 2012 was $[      ] per Share.  See “Description of Shares.”

The Offering

We may offer, from time to time, in one or more offerings, including through rights offerings, up to $[                  ] of our Shares on terms to be determined at the time of the offering.  The Shares may be offered at prices and on terms to be set forth in one or more Prospectus Supplements.  You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our Shares.  Our Shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers.  The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated.  See “Plan of Distribution.” We may not sell any of our Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our Shares.

Use of Proceeds

We intend to use the net proceeds from the sale of our Shares primarily to invest in accordance with our investment objectives and policies.  Proceeds will be invested within approximately 30 days of receipt by the Fund.  See “Use of Proceeds.”

Investment Objective

The Fund’s investment objective is current income consistent with the preservation of capital.  The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its objectives.

Investment Policies

Under normal circumstances, the Fund invests at least 75% of its total assets in fixed income securities, such as bonds, convertible securities and preferred stocks.  The Fund’s investments in fixed income securities are not subject to any rating quality limitation.  The Fund primarily invests in high yield U.S. corporate fixed income securities that are in the lower rating categories of Moody’s Investor Services, Inc. (“Moody’s”), Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or another nationally recognized ratings service.  Lower-rated securities generally provide yields superior to those of more highly-rated securities, but involve greater risks and are speculative in nature.  See “Risks and Special Considerations — Lower-Rated Securities.”  The Fund may also invest in securities rated single A or higher by Moody’s or S&P and unrated corporate fixed income securities.

For information on the rating categories of Moody’s and S&P, see the Appendix to the SAI.

The Fund may also invest in debt securities issued or guaranteed by the U.S. government, or by agencies or instrumentalities established or sponsored by the U.S. government, including mortgage-backed securities.  Depending on market conditions, the Fund may invest a substantial portion of its assets in mortgage-backed securities.  Mortgage-backed securities are collateralized by mortgages or interests in mortgages and may be issued by government or non-government entities.  Mortgage-backed securities issued by government entities typically provide a monthly payment consisting of interest and principal payments, and additional payments will be made out of unscheduled payments of principal.  Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations.

The Fund may invest in loans and loan participations (collectively, “Loans”), including senior secured floating Loans (“Senior Loans”), “second lien” secured floating rate Loans (“Second Lien Loans”), and other types of secured Loans with fixed and variable interest rates.

Credit Suisse Asset Management, LLC, the Fund’s investment adviser (“Credit Suisse” or the “Investment Adviser”), may take full advantage of the entire range of maturities of fixed income securities and may adjust the average maturity of the investments held in the Fund’s portfolio from time to time, depending on its assessment of relative yields of securities of different maturities and its expectations of future changes in interest rates.  It is expected that the average weighted maturity of the Fund’s investment portfolio will be 5 to 10 years.

The Fund invests in debt obligations and other fixed income securities denominated in U.S. dollars, non-U.S. currencies or composite currencies, including:

•      debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities;

•      debt obligations of supranational entities;

•      debt obligations of the U.S. government issued in non-dollar denominated securities; and

•      dollar and non-dollar denominated debt obligations and other fixed income securities of foreign and U.S. corporate issuers.

The Fund may invest a portion of its assets in the securities of issuers located in emerging markets.  The Fund has a fundamental policy not to invest more than 5% of the value of its total assets in securities denominated in a currency other than the U.S. dollar.

The Fund may invest in credit default swap agreements. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.  There is no limit on the Fund’s ability to enter into credit default swap agreements.

To enhance return as market opportunities arise, the Fund may use certain other investment techniques, including investing in repurchase agreements, interest rate futures and related options and illiquid securities and engaging in short sales.  See “Investment Policies — Other Investment Techniques.”

Investment Restrictions

The Fund has certain investment restrictions that may not be changed without approval by a majority of the Fund’s outstanding voting securities.  These restrictions concern issuance of senior securities, borrowing, lending, concentration, diversification and other matters.  See “Investment Restrictions.”

Risks (See generally “Risks and Special Considerations” for more information on these and other risks)

Investing in the Fund involves certain risks, including the following:

Investment and Market Risk.  An investment in the Fund’s Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest.  Your investment in Shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.  If the current global economic downturn continues into a prolonged recession or deteriorates further, the ability of issuers of the corporate fixed income securities and other securities in which the Fund invests to service their obligations could be materially and adversely affected.  The value of the securities in which the Fund invests will affect the value of the Shares.  Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.  See “Risks and Special Considerations — Investment and Market Risk.”

Lower-Rated Securities Risk.  At any time, all or substantially all of the Fund’s portfolio may be invested in medium-grade or below investment grade fixed income securities as determined by a nationally recognized rating service and in unrated securities of comparable quality.  Lower-rated securities are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest.  Investment in such securities involves substantial risk.  Issuers of lower-rated securities may be highly leveraged and may not have available to them more traditional methods of financing.  Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities.  For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-rated securities may be more likely to experience financial stress, especially if such issuers are highly leveraged.  During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations.  The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing.  The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinate to other creditors of the issuer.  See “Risks and Special

Considerations — Lower-Rated Securities Risk.”

Credit Risk.  Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status.  In addition to the credit risks associated with high yield securities, the Fund could also lose money if the issuer of other debt obligations, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other obligation, is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.  The downgrade of a security may further decrease its value.  See “Risks and Special Considerations — Credit Risk.”

Interest Rate Risk.  Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa.  Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates.  This risk may be particularly acute because market interest rates are currently at historically low levels.  The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change.  During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments.  This may lock in a below market yield, increase the security’s duration and reduce the security’s value.

Corporate Debt Risk. The Fund may invest in debt securities of non-governmental issuers. Like all debt securities, corporate debt securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Prices of corporate debt securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk and prepayment risk. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the corporate debt securities in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Foreign Securities Risk.  Investing in securities of foreign entities and securities denominated in foreign currencies involves certain risks not involved in domestic investments, including, but not limited to, fluctuations in foreign exchange rates, future foreign political and economic developments, different legal and accounting systems and the possible imposition of exchange controls or other foreign governmental laws or restrictions.  Securities prices in different countries are subject to different economic, financial, political and social factors.  Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments.  Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies.  The Fund may, but is not obligated to, engage in certain transactions to hedge the currency-related risks of investing in non-U.S. dollar denominated securities.  In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability or diplomatic developments that could affect investments in those countries.  Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.  Certain foreign investments also may be subject to foreign withholding taxes.  These risks often are heightened for investments in smaller, emerging capital markets.  See “Risks and Special Considerations — Foreign Securities Risk.”

Emerging Market Securities Risk.  Investing in the securities of issuers located in emerging markets involves special considerations not typically associated with investing in the securities of U.S. issuers and other developed market issuers, including heightened risks of expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, difficulties in dividend withholding reclaims procedures, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many developing and emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country.

Accordingly, government actions could have a significant effect on economic conditions in an emerging market country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.  See “Risks and Special Considerations — Emerging Market Securities Risk.”

Illiquid Securities Risk.  The Fund may invest in securities for which no readily available market exists or are otherwise considered illiquid.  The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.  Illiquid securities generally trade at a discount.  See “Risks and Special Considerations — Illiquid Securities Risk.”

Prepayment Risk.  If interest rates fall, the principal on bonds and loans held by the Fund may be paid earlier than expected.  If this happens, the proceeds from a prepaid security may be reinvested by the Fund in securities bearing lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.  See “Risks and Special Considerations —

Prepayment Risk.”

Preferred Stock Risk.  Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds.  Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like bonds.  However, because they are equity securities, preferred stocks provide equity ownership of a company, and the income is paid in the form of dividends.  Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed income investments.  Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments.  Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

Mortgage-Backed Securities Risk.  The Fund may invest a substantial portion of its total assets in mortgage-backed securities.  The value of mortgage-backed securities is subject to change due to shifts in the market’s perception of issuers, and regulatory or tax changes may adversely affect the mortgage securities market as a whole.  Foreclosures and prepayments, which occur when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities on these securities.  The Fund’s yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment.  Prepayments tend to increase due to refinancing of mortgages as interest rates decline.  In addition, like other debt securities, the values of mortgage-backed securities will generally fluctuate in response to changes in interest rates.  See “Risks and Special Considerations — Mortgage-Backed Securities Risk.”

Senior Loans Risk. The Fund’s investments in senior loans are expected to typically be below investment grade. These investments are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

Like other debt instruments, senior loans are subject to the risk of non- payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value per share of the Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non- payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. The collateral securing a senior loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance. See “Risks and Special Considerations—Senior Loans Risk.”

Conflict of Interest Risk.  Affiliates of Credit Suisse may act as underwriter, lead agent or administrative agent for loans and participate in the secondary market for loans.  Because of limitations imposed by applicable law, the presence of Credit Suisse’s affiliates in the primary and secondary markets for loans may restrict the fund’s ability to acquire some loans or affect the timing or price of such acquisitions.  See “Risks and Special Considerations — Conflict of Interest Risk.”

Derivatives Risk. The Fund may invest in derivatives, such as credit default swap agreements and interest rate futures and related options. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may increase or decrease. Adverse movements in the value of the underlying asset can expose the Fund to losses. In addition, risks in the use of derivatives include:

•      an imperfect correlation between the price of derivatives and the movement of the securities prices, interest rates or currency exchange rates being hedged or replicated;

•      the possible absence of a liquid secondary market for any particular derivative at any time;

•      the potential loss if the counterparty to the transaction does not perform as promised;

•      the possible need to defer closing out certain positions to avoid adverse tax consequences, as well as the possibility that derivative transactions may result in acceleration of gain, deferral of losses or a change in the character of gain realized;

•      the risk that the financial intermediary “manufacturing” the over-the-counter derivative, being the most active market maker and offering the best price for repurchase, will not continue to create a credible market in the derivative;

•      because certain derivatives are “manufactured” by financial institutions, the risk that the Fund may develop a substantial exposure to financial institution counterparties; and

•      the risk that a full and complete appreciation of the complexity of derivatives and how future value is affected by various factors including changing interest rates, exchange rates and credit quality is not attained.

There is no guarantee that derivatives will provide successful results and any success in their use depends on a variety of factors including the ability of the Investment Adviser to predict correctly the direction of interest rates, securities prices, currency exchange rates and other factors.  See “Risks and Special Considerations — Derivatives Risk.”

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Investment Adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. See “Risks and Special Considerations—Counterparty Risk.”

Market Price, Discount and Net Asset Value of Shares.  As with any stock, the price of the Fund’s Shares fluctuates with market conditions and other factors.  Shares of the Fund, a closed-end investment company, may trade in the market at a discount from their net asset value.  See “Risks and Special Considerations — Market Price, Discount and Net Asset Value of Shares.”

Potential Yield Reduction. An offering of Shares is expected to present the opportunity to invest in high yielding securities. This expectation is based on the current market environment for high yield debt securities, which could change in response to interest rate levels, general economic conditions, specific industry conditions and other factors. If the market environment for high yield debt securities changes in a manner that adversely affects the yield of such securities, the offering of Shares could cause the Fund to invest in securities that are lower yielding than those in which it is currently invested. In addition, even if the market for high yield debt securities continues to present attractive investment opportunities, there is no assurance that the Fund will be able to invest the proceeds of an offering of Shares in high yielding securities or that other potential benefits of the offering will be realized. An offering of Shares could reduce the Fund’s current dividend yield if the Fund is unable to invest the proceeds of the offering in securities that provide a yield at least equal to the current dividend yield. See “Special Considerations and Risk Factors — Potential Yield Reduction.”

Anti-Takeover Provisions. Certain provisions of the Charter and Bylaws of the Fund may have the effect of anti-takeover measures.  The Bylaws provide that the Board of Directors shall be divided into three staggered classes, each having a three-year term, so that only one class of directors is elected each year.  Removal of any director may occur only by a two-thirds stockholder vote and only for cause.  The Charter gives the Board of Directors sole authority over Bylaw amendments.  Meetings of stockholders are called by the Board.  Stockholders wishing to call a special meeting may do so only upon the written request of holders of a majority of the outstanding shares. See “Risks and Special Considerations—Anti-Takeover Provisions” and “Description of Shares.”

For a discussion of these and other risks, see “Risks and Special Considerations.”

Information Regarding the Investment Adviser

Credit Suisse, the Fund’s investment adviser, is part of the asset management business of Credit Suisse Group AG, one of the world’s leading banks.  Credit Suisse serves as the Fund’s investment adviser with respect to all investments and is responsible for making all investment decisions.  Credit Suisse receives from the Fund, as compensation for its advisory services, an annual fee, computed weekly and payable quarterly as follows: 0.50% of the lower of the weekly stock price (market value) of the Fund’s outstanding shares or its average weekly net assets.  The Investment Adviser is located at

One Madison Avenue, New York, New York 10010.  See “Management of the Fund — Investment Adviser.”

Potential Conflicts of Interest.  Because the Investment Adviser receives a fee based on assets, it will benefit from the increase in assets that will result from offerings of Shares.  It is not possible to state precisely the amount of additional compensation that the Investment Adviser might receive as a result of the offerings because it is not known how many Shares will be sold because the proceeds of offerings will be invested in additional portfolio securities, which will fluctuate in value.

Portfolio Managers

The Credit Suisse US High Yield Management Team is responsible for the day-to-day portfolio management of the Fund.  The current team members are Thomas J. Flannery and Wing Chan.  Thomas J. Flannery and Wing Chan are the portfolio managers of the team sharing in the day-to-day responsibilities of portfolio management, including overall industry, credit, duration, yield curve positioning and security selection and industry and issuer allocations.

See “Management of the Fund — Portfolio Management.”

Administrator

State Street serves as the Fund’s administrator.  The Fund pays State Street, for administrative services, a fee, exclusive of out-of-pocket expenses, calculated in total for all the funds advised by Credit Suisse that are administered or co-administered by State Street and allocated based upon the relative average net assets of each fund, subject to an annual minimum fee.

See “Management of the Fund — Administrator.”

Custodian and Transfer Agent

State Street acts as the Fund’s custodian pursuant to a custody agreement.  Computershare Trust Company, N.A. (“Computershare”), acts as the Fund’s transfer agent and dividend-paying agent.

See “Custodian, Transfer Agent and Dividend-Paying Agent.”

Dividends and Distributions

The Fund declares and pays dividends on a monthly basis.  Distributions of net realized capital gains, if any, are declared and paid at least annually.  See “Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan.”

Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) to its common stockholders.  Computershare acts as Plan Agent for stockholders in administering the Plan.  Participation in the Plan is voluntary.  For shareholders participating in the Plan, all dividend and capital gain distributions are reinvested in additional Shares of the Fund either purchased on the open market, or issued by the Fund if the Shares are trading at or above their net asset value.  A shareholder whose Shares are held through a bank, broker or nominee should contact such bank, broker or nominee to confirm that they are able to participate in the Plan.  See “Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan.”

Taxation	Tax considerations for an investor in the Fund are summarized under “Federal Income Taxation.”

Repurchase of Shares

The Fund may, from time to time, take action to attempt to reduce or eliminate any market value discount from net asset value (“NAV”).  The Board, in consultation with Credit Suisse, will periodically review the possibility of open market repurchases or tender offers for Shares of the Fund.  There can be no assurance that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such repurchases or tender offers will result in the Shares trading at a price which is equal to or close to NAV.  The Fund may borrow to finance such repurchases or tenders.  See “Repurchase of Shares.”

SUMMARY OF FUND EXPENSES

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)(1)	up to 3.00%
Offering Expenses (as a percentage of offering price)(1)%
Dividend Reinvestment Plan Fees	None (2)

Annual Fund Operating Expenses (as a percentage of average net assets attributable to the Fund’s common shares)
Management Fees(3)	0.50%
Other Expenses(4)	0.23%
Total Annual Operating Expenses	0.73%

(1)     If the Shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load, which may be lower than 3.00%, and the estimated offering expenses.

(2)     Participants in the Fund’s dividend reinvestment plan pay only transaction-based charges.  Actual costs will vary for each participant depending on the nature and number of transactions made.  See “Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan.”

(3)     See  “Management of the Fund — Investment Adviser.”

(4)     “Other Expenses” have been estimated for the Fund’s current fiscal year.

Example:

An investor would directly or indirectly pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the period.

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$37	$53	$69	$118

The above table and example are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in Shares of the Fund. The “Example” assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed in the table above under Total Annual Operating Expenses remain the same in the years shown. The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Shares. For more complete descriptions of certain of the Fund’s costs and expenses, see “Management of the Fund” and “Expenses.”  In addition, while the example assumes reinvestment of all dividends and distributions at NAV, participants in the Fund’s dividend reinvestment and cash purchase plan may receive Shares purchased or issued at a price or value different from NAV.  See “Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan.”

The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater than or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund’s financial performance.  Certain information reflects financial results from a single Fund share.  The information in the financial highlights for each of the years presented (except for the six months ended June 30, 2012) has been audited by [                  ], independent registered public accounting firm, whose report appears in the Fund’s Annual Report to Shareholders.  The information in the financial highlights for the six months ended June 30, 2012 is unaudited.  The Fund’s financial statements are included in the Fund’s Annual and Semi-Annual Reports and are incorporated by reference into the SAI.  The Annual and Semi-Annual Reports may be obtained without charge by calling 1-800-293-1232 or visiting the Fund’s website, www.credit-suisse.com/us/funds.

	For the Six Months Ended 6/30/12		For the Year Ended December 31,
Per share operating performance	(unaudited)		2011	2010	2009	2008	2007
Net asset value, beginning of period	$3.60		$3.70	$3.56	$2.52	$4.06	$4.34
INVESTMENT OPERATIONS
Net investment income	$0.15		0.30	0.32	0.31	0.35	0.36
Net gain (loss) on investments, swap contracts, futures contracts and foreign currency related items (both realized and unrealized)	$0.10		(0.11)	0.17	1.07	(1.46)	(0.31)
Total from investment activities	0.25		0.19	0.49	1.38	(1.11)	0.05
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	$(0.16)		(0.29)	(0.35)	(0.30)	(0.43)	(0.33)
Distributions from return of capital	—		—	—	(0.04)	—	—
Total dividends and distributions	$(0.16)		(0.29)	(0.35)	(0.34)	(0.43)	(0.33)
Net asset value, end of period	$3.69		$3.60	$3.70	$3.56	$2.52	$4.06
Per share market value, end of period	$3.92		$3.65	$3.56	$3.36	$2.30	$3.58
TOTAL INVESTMENT RETURN(2)
Net asset value	7.01%		5.35%	14.71%	58.07%	(27.78)%	1.59%
Market value	12.12%		11.02%	16.94%	63.46%	(25.25)%	(11.32)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$184,889		$180,011	$184,943	$177,654	$125,688	$202,914
Ratio of expenses to average net assets	0.73	%(3)	0.73%	0.76%	0.73%	0.73%	0.78%
Ratio of net investment income to average net assets	8.35	%(3)	8.09%	8.76%	10.14%	9.96%	8.75%
Portfolio turnover rate	32.0%		57.0%	86.0%	54.0%	32.1%	49.7%

(1)   This amount represents less than $(0.01) per share.

(2)   Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any.  Total investment return at market value is based on changes in the market price at which the fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the fund’s dividend reinvestment program.  Because the fund’s shares trade in the stock market based on investor demand, the fund may trade at a price higher or lower than its NAV.  Therefore, returns are calculated based on share price and NAV.

(3)   Annualized.

	For the Year Ended December 31,
Per share operating performance	2006	2005		2004	2003	2002
Net asset value, beginning of period	$4.24	$4.56		$4.41	$3.91	$4.74
INVESTMENT OPERATIONS
Net investment income	0.36	0.36		0.35	0.37	0.42
Net gain (loss) on investments, swap contracts, futures contracts and foreign currency related items (both realized and unrealized)	0.14	0.28		0.22	0.58	(0.55)
Total from investment activities	0.50	0.08		0.57	0.95	(0.13)
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.40)	(0.40)		(0.40)	(0.43)	(0.62)
Distributions from return of capital	—	(0.00	)(1)	(0.02)	(0.02)	(0.08)
Total dividends and distributions	(0.40)	(0.40)		(0.42)	(0.45)	(0.70)
Net asset value, end of period	$4.34	$4.24		$4.56	$4.41	$3.91
Per share market value, end of period	$4.38	$3.67		$4.45	$4.50	$3.88
TOTAL INVESTMENT RETURN(2)
Net asset value	12.73%	1.74%		13.55%	24.59%	5.26%
Market value	31.44%	9.76%		8.60%	28.11%	10.52%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$216,318	$211,536		$227,374	$219,864	$195,089
Ratio of expenses to average net assets	0.74%	0.82%		0.78%	0.78%	0.79%
Ratio of net investment income to average net assets	8.32%	8.20%		8.08%	8.83%	9.93%
Portfolio turnover rate	58.0%	61.5%		57.8%	77.8%	61.1%

(1)   This amount represents less than $(0.01) per share.

(2)   Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any.  Total investment return at market value is based on changes in the market price at which the fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the fund’s dividend reinvestment program.  Because the fund’s shares trade in the stock market based on investor demand, the fund may trade at a price higher or lower than its NAV.  Therefore, returns are calculated based on share price and NAV.

(3)   Annualized.

Trading and Net Asset Value Information

In the past, the Fund’s common shares have traded at both a premium and at a discount in relation to NAV. Shares of closed-end investment companies such as the Fund frequently trade at a discount from NAV. See “Closed-End Fund Structure.”

The Fund’s Shares are listed and traded on the NYSE MKT. The average weekly trading volume of the Shares on the NYSE MKT during the twelve months ended [               ], 2012 was [          ] shares. The following table shows for the quarters indicated: (1) the high and low sale price of the Shares at the close of trading on the NYSE MKT; (2) the high and low NAV per Share; and (3) the high and low premium or discount to NAV at which the Fund’s Shares were trading at the close of trading (as a percentage of NAV).

	Price		Net Asset Value		Premium/(Discount) To Net Asset Value
Fiscal Quarter Ended	High	Low	High	Low	High	Low

March 31, 2010	$3.70	$3.18	$3.59	$3.51	3.06%	-9.40%

June 30, 2010	$3.71	$3.18	$3.65	$3.49	1.64%	-8.88%

September 30, 2010	$3.70	$3.42	$3.62	$3.51	2.21%	-2.56%

December 31, 2010	$3.76	$3.36	$3.75	$3.70	0.27%	-9.19%

March 31, 2011	$3.71	$3.48	$3.84	$3.73	-3.39%	-6.70%

June 30, 2011	$4.04	$3.62	$3.84	$3.82	5.21%	-5.24%

September 30, 2011	$3.93	$3.27	$3.77	$3.65	4.24%	-10.41%

December 31, 2011	$3.70	$3.32	$3.63	$3.45	1.93%	-3.77%

March 31, 2012	$3.94	$3.64	$3.68	$3.61	7.07%	0.83%

June 30, 2012	$3.92	$3.67	$3.69	$3.68	6.23%	-0.27%

September 30, 2012	$4.04	$3.83	$3.77	$3.69	7.16%	3.79%

On [                 ], 2012, the per Share net asset value was $[      ] and the per Share market price was $[        ], representing a [        ]% [premium] over such net asset value.

USE OF PROCEEDS

The Fund intends to invest the net proceeds of offerings in accordance with its investment objective and policies.  It is anticipated that the Fund will be able to invest substantially all of the net proceeds of an offering in accordance with its investment objective and policies within approximately 30 days after the completion of the offering.  Pending such investment, the Fund anticipates investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. See “Investment Objective” and “Investment Policies.”

THE FUND

The Fund was organized as a corporation under the laws of the State of Maryland on February 11, 1987, and it is registered under the 1940 Act.  The Fund has been engaged in business as a diversified, closed-end management investment company since March 23, 1987, when it completed an initial public offering of shares of common stock, par value $0.001 per share.  The Fund’s common shares are traded on the NYSE MKT under the symbol “CIK.”

The Fund’s principal office is located at One Madison Avenue, New York, New York, 10010 and its telephone number is 1-800-293-1232.

The following provides information about the Fund’s outstanding shares as of [               ], 2012:

Title of Class	Amount Authorized	Amount Held by the Fund or for Its Account	Exclusive of Amount Held by the Fund or for Its Account
Common Stock	[ ]	[0]	[ ]

INVESTMENT OBJECTIVE

The Fund’s investment objective is current income consistent with the preservation of capital. The Fund’s investment portfolio will not be managed for capital appreciation.  The Fund’s investment objective is a fundamental policy and cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities.  As used herein, a “majority of the Fund’s outstanding voting securities” means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares.  The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its objectives.

INVESTMENT POLICIES

Under normal circumstances, the Fund invests at least 75% of its total assets in fixed income securities, such as bonds, convertible securities and preferred stocks.  The Fund’s investments in fixed income securities are not subject to any rating quality limitation.  The Fund primarily invests in high yield U.S. corporate fixed income securities that are in the lower rating categories of Moody’s, S&P or another nationally recognized ratings service.  Lower-rated securities generally provide yields superior to those of more highly-rated securities, but involve greater risks and are speculative in nature.  See “Risks and Special Considerations — Lower-Rated Securities.”  The Fund may also invest in securities rated single A or higher by Moody’s or S&P and unrated corporate fixed income securities.  For information on the rating categories of Moody’s and S&P, see the Appendix to the SAI.

Differing yields on fixed income securities of the same maturity are a function of several factors. Higher yields are generally available from securities in the lower rating categories of recognized rating agencies, i.e., Baa or lower by Moody’s or BBB or lower by S&P.  Securities ratings are based largely on the issuer’s historical financial information and the rating agencies’ investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. Although Credit Suisse considers security ratings when making investment decisions for high yield securities, it performs its own investment analysis and does not rely principally on the ratings assigned by the rating services. Credit Suisse’s analysis may include consideration of the issuer’s experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

Credit Suisse bases its investment decisions in high yield securities on the results of issuer and security-specific credit analysis. Credit Suisse evaluates each issuer’s rating, cash flow, financial structure and business risk. Credit Suisse takes into account, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters. Credit Suisse evaluates the covenants of each security and pursues a strategy of broad issuer and industry diversification.

The Fund may also invest in debt securities issued or guaranteed by the U.S. government, or by agencies or instrumentalities established or sponsored by the U.S. government, including mortgage-backed securities.  Depending on market conditions, the Fund may invest a substantial portion of its assets in mortgage-backed securities.  Mortgage-backed securities are collateralized by mortgages or interests in mortgages and may be issued by government or non-government entities.  Mortgage-backed securities issued by government entities typically provide a monthly payment consisting of interest and principal payments, and additional payments will be made out of unscheduled payments of principal.  Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations.  To the extent that the Fund invests in the mortgage market, Credit Suisse will evaluate relevant economic, environmental and security-specific variables such as housing starts, coupon and age trends.

The Fund may invest in loans and loan participations (collectively, “Loans”), including senior secured floating Loans (“Senior Loans”), “second lien” secured floating rate Loans (“Second Lien Loans”), and other types of secured Loans with fixed and variable interest rates.

Credit Suisse may take full advantage of the entire range of maturities of fixed income securities and may adjust the average maturity of the investments held in the Fund’s portfolio from time to time, depending on its assessment of relative yields of securities of different maturities and its expectations of future changes in interest rates.  It is expected that the average weighted maturity of the Fund’s investment portfolio will be 5 to 10 years.

The Fund invests in debt obligations and other fixed income securities denominated in U.S. dollars, non-U.S. currencies or composite currencies, including:

•                  debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities;

•                  debt obligations of supranational entities;

•                  debt obligations of the U.S. government issued in non-dollar denominated securities; and

•                  dollar and non-dollar denominated debt obligations and other fixed income securities of foreign and U.S. corporate issuers.

The Fund may invest a portion of its assets in the securities of issuers located in emerging markets.  The Fund has a fundamental policy not to invest more than 5% of the value of its total assets in securities denominated in a currency other than the U.S. dollar.

In making investments in foreign and emerging market securities, Credit Suisse considers the relative growth and inflation rates of different countries. Credit Suisse considers expected changes in foreign currency exchange rates, including the prospects for central bank intervention, in determining the anticipated returns of securities denominated in foreign currencies. Credit Suisse further evaluates, among other things, foreign yield curves and regulatory and political factors, including the fiscal and monetary policies of such countries.

In the past, during periods of falling U.S. exchange rates, yields available from securities denominated in foreign currencies have often been higher, in U.S. dollar terms, than those of securities denominated in U.S. dollars. Credit Suisse considers expected changes in foreign currency exchange rates in determining the anticipated returns of securities denominated in foreign currencies. The obligations of foreign governmental entities, including supranational issuers, have various kinds of government support. Obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other governments with taxing power or by their agencies. These obligations may or may not be supported by the full faith and credit of a foreign government.

The Fund may invest in credit default swap agreements. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.  There is no limit on the Fund’s ability to enter into credit default swap agreements.

Other Investment Techniques

To enhance return as market opportunities arise, the Fund may use the following investment techniques.

Repurchase Agreements.  The Fund may invest in repurchase agreements collateralized by U.S. government securities, certificates of deposit and certain bankers’ acceptances for the purpose of realizing additional income.  In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.

Securities Lending.  The Fund may lend its portfolio securities to banks, brokers, dealers and other financial institutions who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the Fund. The Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Securities and Exchange Commission (the “Commission”) thereunder. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund’s total assets. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the NYSE MKT. All relevant facts and circumstances, including the creditworthiness of the borrower, will be considered by Credit Suisse in making decisions with respect to the lending of securities, subject to review by the Fund’s Board of Directors (the “Board”). The creditworthiness of such bank, broker, dealer or other financial institution will be monitored by Credit Suisse during the time any securities are loaned. In addition, voting rights may pass with the loaned securities but if a material event were to occur affecting an investment on a loan, the loan must be called and the securities voted by the Fund.

Short Sales.  The Fund may engage in short sales (the sale of securities that it does not own), but only when it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (“short sales against the box”), and only if not more than 5% of the Fund’s net assets (taken at current value) is held as collateral for such sales at any one time.

Options on U.S. Government Securities.  The Fund may write covered call options (rights to purchase a security from the Fund) and put options (rights to sell a security to the Fund) with respect to its U.S. government securities to hedge against price fluctuations and to increase current income.  The Fund may also purchase put options (rights to sell a security to a third party) or call options (rights to purchase a security from a third party) on U.S. government securities to protect its portfolio against price fluctuations.

Interest Rate Futures and Related Options.  The Fund may purchase and sell interest rate futures contracts and options thereon that are traded on U.S. futures exchanges or other trading facilities.  When the Fund attempts to hedge its portfolio by selling an interest rate futures contract, purchasing a put option thereon, or writing a call option thereon, it will own an amount of U.S. Government securities corresponding to the open futures or option position.  These transactions may be entered into for “bona fide hedging” purposes as defined in the Commodity Futures Trading Commission “CFTC”) regulations and other permissible purposes, including hedging against changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions and increasing return.  The Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts in accordance with the Fund’s policies.  The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act with respect to the Fund, and therefore, who is not subject to registration or regulation as a pool operator under the Commodity Exchange Act with respect to the Fund.

In contrast to the purchase or sale of a security, the full purchase price of the futures contract is not paid or received by the Fund upon its purchase or sale. Instead, the Fund will deposit in a segregated custodial account as initial margin an amount of cash or U.S. Treasury bills equal to approximately 5% of the value of the contract. At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain. No assurance can be given that the Fund will be able to take an opposite position.

The selection of futures and options strategies requires skills different from those needed to select portfolio securities; however, Credit Suisse does have experience in the use of futures and options.

Restricted and Illiquid Securities.  The Fund may invest up to 10% of its total assets in securities that are not readily marketable. These include securities which are not registered under the Securities Act of 1933, as amended, and not publicly traded.

Foreign Currency Exchange Transactions.  The Fund may (but is not required to) engage in foreign currency exchange transactions to hedge against fluctuations in future exchange rates.

Defensive Strategies.  There may be times when, in Credit Suisse’s judgment, conditions in the securities markets would make pursuing the Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, Credit Suisse may employ alternative strategies to reduce fluctuations in the value of the portfolio. In implementing these defensive strategies, the Fund may temporarily shift its portfolio emphasis to higher rated securities, hedge currency risks, reduce or suspend its option writing activities or generally reduce the average maturity of its holdings. Under unusual market conditions, the Fund could invest for temporary defensive purposes up to 100% of its total assets in cash or money market instruments. Such money market instruments include short-term obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, domestic, foreign and non-U.S. dollar denominated commercial paper, domestic and foreign certificates of deposit, domestic and foreign bankers’ acceptances and other bank obligations. The Fund may also hold a portion of its assets in cash or money market instruments for liquidity purposes. It is impossible to predict when, or for how long, such alternative strategies will be utilized. To the extent that the Fund employs these temporary defensive strategies, it may not achieve its investment objective.

Portfolio Turnover and Short-Term Trading. Credit Suisse will buy and sell securities for the Fund to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. Investments may also be traded to take advantage of perceived short-term disparities in market values or yields among securities of comparable quality and maturity. From time to time, consistent with its investment objective, the Fund may also trade securities for the purpose of seeking short-term profits to take advantage of short-term opportunities during periods of fluctuating markets. Securities may be sold in anticipation of a market decline or bought in anticipation of a market rise.

Portfolio Securities

Lower-Rated Securities.  Lower-rated securities are securities rated below investment grade quality (lower than Baa by Moody’s or lower than BBB by S&P or comparably rated by another rating agency).  Such securities are considered to have speculative elements, with higher vulnerability to default than corporate securities with higher ratings.  See “Appendix — Description of Ratings” in the SAI for additional information concerning rating categories of Moody’s and S&P.

Lower-rated securities, though high yielding, are characterized by high risk.  See “Risks and Special Considerations — Lower-Rated Securities Risk.”

Bond prices generally are inversely related to interest rate changes; however, bond price volatility also is inversely related to coupon.  Accordingly, lower-rated securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon.  This higher coupon is what the investor receives in return for bearing greater credit risk.  The higher credit risk associated with lower-rated securities potentially will have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund’s relative Share price volatility.

The ratings of Moody’s, S&P and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate.  Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations.  Although these ratings may be an initial criterion for selection of portfolio investments, Credit Suisse also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal.  To the extent that the Fund invests in lower-rated securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objectives will be more dependent on Credit Suisse’s credit analysis than would be the case when the Fund invests in rated securities.

Convertible Securities.  Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock.  Convertible securities have characteristics similar to both fixed income and equity securities.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to shares of common stock of the same issuer.  Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.  As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stock and offer the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.  In return, however, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Preferred Stock.  Preferred stock represents a share of ownership in a company.  Generally, preferred stock has a specified dividend and ranks after bonds but before common stock on its claim on a company’s income for dividend payments and on a company’s assets should the company’s assets be liquidated.  While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has failed to pay, or is in danger of failing to pay, the dividends on such preferred stock, or may purchase preferred stock that pays a dividend in kind.

Mortgage-Backed Securities.  Mortgage-backed securities are collateralized by mortgages or interests in mortgages and may be issued by government or non-government entities.  Mortgage-backed securities issued by government entities typically provide a monthly payment consisting of interest and principal payments, and additional payments will be made out of unscheduled prepayments of principal.  Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations.

Senior Loans.  “Senior Loans” are loans and loan participations (collectively, “Loans”) that are senior secured floating rate Loans. Senior Loans are made to corporations and other non-governmental entities and issuers. Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest that are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Base lending rates in common usage today are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major U.S. banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

Second Lien and Other Secured Loans.   “Second Lien Loans” are “second lien” secured floating rate Loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower. Second Lien Loans typically are secured by a second priority security interest or lien to or on specified collateral securing the borrower’s obligation under the Loan and typically have similar protections and rights as Senior Loans. Second Lien Loans are not (and by their terms cannot become) subordinated in right of payment to any obligation of the related borrower other than Senior Loans of such borrower. Second Lien Loans, like Senior Loans, typically have adjustable floating rate interest payments. Because Second Lien Loans are second to Senior Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk.

The Fund may also invest in secured Loans other than Senior Loans and Second Lien Loans. Such secured Loans are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes, and may rank lower in right of payment to one or more Senior Loans and Second Lien Loans of the borrower. Such secured Loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the borrower’s obligation under the Loan, and typically have more subordinated protections and rights than Senior Loans and Second Lien Loans. Secured Loans may become subordinated in right of payment to more senior obligations of the borrower issued in the future. Such secured Loans may have fixed or adjustable floating rate interest payments. Because other secured Loans rank in payment order behind Senior Loans and Second Lien Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk.

Second Lien Loans and other secured Loans generally are of below investment grade quality. Other than their subordinated status, Second Lien Loans and other secured Loans have many characteristics similar to Senior Loans discussed above. As in the case of Senior Loans, the Fund may purchase interests in Second Lien Loans and other secured Loans through assignments or participations.

Credit Default Swap Agreements.  The “buyer” in a credit default swap is obligated to pay the “seller” an upfront payment or a periodic stream of payments over the term of the agreement, provided that no credit event on an underlying reference obligation has occurred. If a credit event occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. As a result of counterparty risk, certain credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly.

If the Fund is a buyer and no credit event occurs, the cost to the Fund is the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. On the other hand, the value of any deliverable obligations paid by the Fund to the seller, coupled with the up front or periodic payments previously received by the seller, may be less than the full notional value the seller pays to the Fund, resulting in a loss of value to the Fund.

If the Fund is a seller and no credit event occurs, the Fund would generally receive an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. When the Fund acts as a seller of a credit default swap agreement it is exposed to speculative exposure risk since, if a credit event occurs, the Fund may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations of the reference entity. As a result, the Fund bears the entire risk of loss due to a decline in value of a referenced security on a credit default swap it has sold if there is a credit event with respect to the security. The Fund bears the same risk as a buyer of fixed income securities directly. The Fund will sell a credit derivative only with respect to securities in which it would be authorized to invest.

Certain credit default swap agreements may not have liquidity beyond the counterparty to the agreement and may be considered illiquid. Other credit default swap agreements, however, may be considered liquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. The Fund will enter into swap agreements as a buyer only with counterparties that are deemed creditworthy by the adviser. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. As the seller of a credit default swap, the Fund would be subject to investment exposure on the notional amount of the swap. Accordingly, the Fund will segregate liquid investments in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

When the Fund buys or sells a credit derivative, the underlying issuer(s) or obligor(s) to the transaction will be treated as an issuer for purposes of complying with the Fund’s issuer diversification and industry concentration policies, absent regulatory guidance to the contrary. The Fund may, but is not required to, use credit swaps or any other credit derivative. There is no assurance that credit derivatives will be available at any time or, if used, that the derivatives will be used successfully.

Repurchase Agreements.  In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days).  The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security.  Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.  The Fund may enter into repurchase agreements with certain banks or non-bank dealers.

Money Market Instruments.  The Fund may invest in the following types of money market instruments:

Bank Obligations.  The Fund may purchase certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.  With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity.  The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

Commercial Paper.  Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.  The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody’s or A-1 by S&P, (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody’s or A- by S&P, or (c) if unrated, determined by Credit Suisse to be of comparable quality to those rated obligations which may be purchased by the Fund.

Other Short-Term Corporate Obligations.  These instruments include variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower.  These notes permit daily changes in the amounts borrowed.  Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.  Such obligations frequently are not rated by credit rating agencies, and the Fund may invest in them only if at the time of an investment Credit Suisse determines that such investment is of comparable quality to those rated obligations which may be purchased by the Fund.

INVESTMENT RESTRICTIONS

In addition to its investment objective, the Fund has adopted investment restrictions numbered 1 through 15 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting shares.  Unless expressly designated as fundamental, all other policies of the Fund may be changed by the Board without shareholder approval.  The percentage restrictions set forth below, as well as those contained elsewhere in this prospectus, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any other cause other than an action by the Fund will not require the Fund to dispose of portfolio securities or take other action to satisfy the percentage restriction.  The Fund may not:

1.     Invest more than 5% of the value of its assets in the securities of any one issuer, excluding obligations of the U.S. government or any agency or instrumentality thereof, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

2.    Own more than 10% of the outstanding voting stock or other securities (other than securities of the U.S. government or any agency or instrumentality thereof), or both, of any one issuer.

3.     Purchase shares of other investment companies except as part of a plan of reorganization, merger, consolidation or an offer of exchange.

4.     Borrow money except as a temporary measure for extraordinary or emergency purposes, and in no event in excess of 15% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase any securities at any time while such borrowings exceed 5% of total assets).

5.     Purchase securities on margin, except that it may make margin payments in connection with transactions in future contracts and related options.

6.     Sell securities short unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 5% of the value of the Fund’s net assets are held as collateral for such sales at any one time.

7.     Purchase or sell commodities or commodity contracts, except that it may write, purchase or sell financial futures contracts and related options, and futures, forward contracts and options on foreign currencies.

8.     Invest for the purpose of exercising control over management of any company.

9.     Make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in 11 below), which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Securities and Exchange Commission thereunder.

10.   Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter.

11.   Invest more than 10% of the value of its total assets in securities subject to legal or contractual restrictions on resale or in securities which are not readily marketable, including repurchase agreements having maturities of more than 7 days and restricted and illiquid securities.

12.   Purchase real estate, although the Fund may purchase or sell securities of companies which deal in real estate or interests therein.

13.   Invest directly in interests in oil, gas or other mineral exploration development programs.

14.   Invest in the aggregate more than 5% of the value of its total assets in securities denominated in a currency other than the United States dollar.

15.   Invest in non-dividend paying equity securities if after such investment, total non-dividend paying equity securities would comprise more than 15% of the Fund’s total assets.

RISKS AND SPECIAL CONSIDERATIONS

An investment in the Shares of the Fund involves a high degree of risk.  You should carefully consider the following risk factors in addition to the other information set forth in this Prospectus.  For additional information about the risks that may be associated with an investment in the Fund, see “Other Investment Practices” in the SAI.

Investment and Market Risk

An investment in Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest.  Your investment in Shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.  If the current global economic downturn continues into a prolonged recession or deteriorates further, the ability of issuers of the corporate fixed income securities and other securities in which the Fund invests to service their obligations could be materially and adversely affected.  The value of the securities in which the Fund invests will affect the value of the Shares.  Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Lower-Rated Securities Risk

Lower-rated securities are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest.  Investment in such securities involves substantial risk.  Lower-rated securities are commonly referred to as “junk bonds.”  Issuers of lower-rated securities may be highly leveraged and may not have available to them more traditional methods of financing.  Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities.  For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-rated securities may be more likely to experience financial stress, especially if such issuers are highly leveraged.  During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations.  The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing.  Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower-rated securities.  The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinate to other creditors of the issuer.  The lower-rated securities in which the Fund may invest do not include instruments which, at the time of investment, are in default or the issuers of which are in bankruptcy.  However, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

Lower-rated securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund.  If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

Lower-rated securities have been in the past, and may again in the future be, more volatile than higher-rated fixed income securities, so that adverse economic events may have a greater impact on the prices of lower-rated securities than on higher-rated fixed income securities.  Factors adversely affecting the market value of such securities are likely to affect adversely the Fund’s net asset value.  Recently, demand for lower-rated securities has increased significantly and the difference between the yields paid by lower-rated securities and investment grade bonds (i.e., the “spread”) has narrowed.  To the extent this differential increases, the value of lower-rated securities in the Fund’s portfolio could be adversely affected.

Like higher-rated fixed income securities, lower-rated securities generally are purchased and sold through dealers who make a market in such securities for their own accounts.  However, there are fewer dealers in the lower-rated securities market, which market may be less liquid than the market for higher-rated fixed income securities, even under normal economic conditions.  Also, there may be significant disparities in the prices quoted for lower-rated securities by various dealers.  As a result, during periods of high demand in the lower-rated securities market, it may be difficult to acquire lower-rated securities appropriate for investment by the Fund.  Adverse economic conditions and investor perceptions thereof (whether or not based on economic reality) may impair liquidity in the lower-rated securities market and may cause the prices the Fund receives for its lower-rated securities to be reduced.  In addition, the Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuers.  Under such conditions, judgment may play a greater role in valuing certain of the Fund’s portfolio instruments than in the case of instruments trading in a more liquid market.  In addition, the Fund may incur additional expense to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

Credit Rating Agency Risk.  Credit ratings are determined by credit rating agencies such as S&P and Moody’s.  Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Credit Risk

Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status.  In addition to the credit risks associated with high yield securities, the Fund could also lose money if the issuer of other debt obligations, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other obligation, is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.  The downgrade of a security may further decrease its value.

Interest Rate Risk

Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa.  Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates.  This risk may be particularly acute because market interest rates are currently at historically low levels.  The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change.  During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments.  This may lock in a below market yield, increase the security’s duration and reduce the security’s value.

Corporate Debt Risk

The Fund may invest in debt securities of non-governmental issuers. Like all debt securities, corporate debt securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Prices of corporate debt securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk and prepayment risk. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the corporate debt securities in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Foreign Securities Risk

Investing in securities of foreign entities and securities denominated in foreign currencies involves certain risks not involved in domestic investments, including, but not limited to, fluctuations in foreign exchange rates, future foreign political and economic developments, different legal and accounting systems and the possible imposition of exchange controls or other foreign governmental laws or restrictions.  Securities prices in different countries are subject to different economic, financial, political and social factors.

Foreign securities markets generally are not as developed or efficient as those in the United States.  Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers.  Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments.  Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies.  The Fund may, but is not obligated to, engage in certain transactions to hedge the currency-related risks of investing in non-U.S. dollar denominated securities.  In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability or diplomatic developments that could affect investments in those countries.  Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, capital reinvestment, resources, self-sufficiency and balance of payments position.  Certain foreign investments also may be subject to foreign withholding taxes.  These risks often are heightened for investments in smaller, emerging capital markets.

As a result of these potential risks, Credit Suisse may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country.  The Fund may invest in countries in which foreign investors, including Credit Suisse, have had no or limited prior experience.

Emerging Market Securities Risk

Investing in the securities of issuers located in emerging markets involves special considerations not typically associated with investing in the securities of U.S. issuers and other developed market issuers, including heightened risks of expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, difficulties in dividend withholding reclaims procedures, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many developing and emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country.

Accordingly, government actions could have a significant effect on economic conditions in an emerging market country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Illiquid Securities Risk

The Fund may invest in securities for which no readily available market exists or are otherwise considered illiquid.  The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

Prepayment Risk

If interest rates fall, the principal on bonds and loans held by the Fund may be paid earlier than expected.  If this happens, the proceeds from a prepaid security may be reinvested by the Fund in securities bearing lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

Preferred Stock Risk

Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds.  Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like bonds.  However, because they are equity securities, preferred stocks provide equity ownership of a company, and the income is paid in the form of dividends.  Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed income investments.  Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments.  Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

Mortgage-Backed Securities Risk

The Fund may invest a substantial portion of its total assets in mortgage-backed securities.  The value of mortgage-backed securities is subject to change due to shifts in the market’s perception of issuers, and regulatory or tax changes may adversely affect the mortgage securities market as a whole.  Foreclosures and prepayments, which occur when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities on these securities.  Like other debt securities, the values of mortgage-backed securities will generally fluctuate in response to changes in interest rates.  No assurance can be given as to the liquidity of the market for mortgage-backed securities.

The yield characteristics of mortgage-backed securities differ from traditional debt securities.  Among the major differences are that interest and principal payments are made more frequently than that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time.  As a result, if the Fund purchases a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity.  Conversely, if the Fund purchases the securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.  Certain types of derivative mortgage-backed securities are designed to be highly sensitive to changes in prepayment and interest rates can subject the holders thereof to extreme reduction of yield and possibly loss of principal.  Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographical, social and other factors.  Generally, however, prepayments on fixed mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates.  Accordingly, amounts available for reinvestment by the Fund are likely to be greater during periods of declining interest rates and, as a result, likely to be reinvested at lower interest rates.  Adjustable rate mortgages are subject to prepayment risk in a manner similar to fixed rate mortgages although to a lesser degree.

Senior Loans Risk

The risks associated with Senior Loans of below investment grade quality are similar to the risks of bonds rated below investment grade. Senior Loans, however, are typically senior and secured in contrast to bonds rated below investment grade, which are generally subordinated and unsecured. Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than below-investment-grade rated bonds. The Fund’s investments in Senior Loans are expected to typically be below investment grade. These investments are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Loan may decline in value or become illiquid, which would adversely affect the Loan’s value.

Like other debt instruments, Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value per share of the Fund. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance.

The Fund may purchase and retain in its portfolio Senior Loans where the borrowers have experienced, or may be perceived to be likely to experience, credit problems, including default, involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

Senior Loans in which the Fund will invest may not be rated by a nationally recognized statistical ratings organization (“NRSRO”), may not be registered with the SEC or any state securities commission, and may not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans may be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of borrowers, Credit Suisse will consider, and may rely in part, on analyses performed by others.

Borrowers may have outstanding debt obligations that are rated below investment grade by a NRSRO. Most of the Senior Loans held by the Fund will have been assigned ratings below investment grade by a NRSRO. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. The Fund will rely on the judgment, analysis and experience of Credit Suisse in evaluating the creditworthiness of a borrower. In this evaluation, Credit Suisse will take into consideration, among other things, the borrower’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the borrower’s management and regulatory matters.

No active trading market may exist for some Senior Loans and some Senior Loans may be subject to restrictions on resale. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a decline in the Fund’s net asset value. During periods of limited demand and liquidity for Senior Loans, the Fund’s net asset value may be adversely affected.

Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of Senior Loans tends to be substantially less sensitive to changes in market interest rates than fixed-rate instruments. Nevertheless, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and an associated decline in the Fund’s net asset value.

Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain investments or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund’s net asset value.

The Fund may purchase Senior Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests, or can buy a participation in a loan. The Fund may also purchase participations in the original syndicate making Senior Loans. Loan participations typically represent indirect participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is determined by Credit Suisse to be creditworthy.

Credit Suisse will seek to use an independent pricing service approved by the Board to value most Senior Loans held. Credit Suisse may use the fair value method to value Senior Loans if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect net asset value.

Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund’s net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets.

Adverse market conditions may impair the liquidity of some actively traded Loans.

Second Lien and Other Secured Loans Risk

Second Lien Loans and other secured Loans are subject to the same risks associated with investment in Senior Loans and bonds rated below investment grade. However, because Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower, and other secured Loans rank lower in right of payment to Second Lien Loans, they are subject to the additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments after giving effect to the more senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans and other secured Loans are also expected to have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans and other secured Loans, which would create greater credit risk exposure.

Conflict of Interest Risk

Affiliates of Credit Suisse may act as underwriter, lead agent or administrative agent for loans and participate in the secondary market for loans.  Because of limitations imposed by applicable law, the presence of Credit Suisse’s affiliates in the primary and secondary markets for loans may restrict the fund’s ability to acquire some loans or affect the timing or price of such acquisitions.

Derivatives Risk

The Fund may invest in derivatives, such as credit default swap agreements and interest rate futures and related options. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may increase or decrease. Adverse movements in the value of the underlying asset can expose the Fund to losses. In addition, risks in the use of derivatives include:

•                  an imperfect correlation between the price of derivatives and the movement of the securities prices, interest rates or currency exchange rates being hedged or replicated;

•                  the possible absence of a liquid secondary market for any particular derivative at any time;

•                  the potential loss if the counterparty to the transaction does not perform as promised;

•                  the possible need to defer closing out certain positions to avoid adverse tax consequences, as well as the possibility that derivative transactions may result in acceleration of gain, deferral of losses or a change in the character of gain realized;

•                  the risk that the financial intermediary “manufacturing” the over-the-counter derivative, being the most active market maker and offering the best price for repurchase, will not continue to create a credible market in the derivative;

•                  because certain derivatives are “manufactured” by financial institutions, the risk that the Fund may develop a substantial exposure to financial institution counterparties; and

•                  the risk that a full and complete appreciation of the complexity of derivatives and how future value is affected by various factors including changing interest rates, exchange rates and credit quality is not attained.

There is no guarantee that derivatives will provide successful results and any success in their use depends on a variety of factors including the ability of the Investment Adviser to predict correctly the direction of interest rates, securities prices, currency exchange rates and other factors.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund.  Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution.  Although the Investment Adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund.  If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding.  The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Repurchase Agreements Risk

Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the fund’s ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that the fund has purchased has decreased, the fund could experience a loss. The fund will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the fund to the risk that the counterparties may default on their obligations to perform under the agreements.  For more information, please see “Counterparty Risk” above and “U.S. Government Securities Risk” below.

Securities Lending Risk

In connection with its loans of portfolio securities, the Fund may be exposed to the risk of delay in recovery of the loaned securities or possible loss of rights in the collateral should the borrower become insolvent. The Fund also bears the risk of loss on the investment of cash collateral. There is also the risk that, in the event of default by the borrower, the collateral might not be sufficient to cover any losses incurred by the Fund. There can be no assurance that the return to the Fund from a particular loan, or from its loans overall, will exceed the related costs and any related losses.

Short Sale Risk

The Fund may sell securities short. Short sales involve the risk that the Fund will incur a loss by subsequently being required to buy a security at a higher price than the price at which the Fund previously sold the security short. Because the Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. The use of short sales is in effect a form of leveraging the Fund’s portfolio that could increase the Fund’s exposure to the market, magnify losses and increase the volatility of returns. The Fund may not always be able to close out a short position at a particular time or at a favorable price.

Interest Rate Futures and Related Options Risk

The Fund may purchase and sell interest rate futures contracts and options thereon that are traded on U.S. futures exchanges or other trading facilities.  These transactions may be entered into for “bona fide hedging” purposes as defined in CFTC regulations and other permissible purposes, including hedging against changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions and increasing return.  There are several risks in connection with the use of interest rate futures contracts as a hedge for transactions and anticipated transactions, including the risk of unlimited loss and significant distortions between the prices of futures contracts and those of the securities being hedged. Although the Fund intends to purchase or sell interest rate futures contracts only on exchanges or boards of trade where there appears to be an active market for such contracts, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The Fund is not required to hedge interest rate risk. In addition, there are special risks relating to options on interest rate futures contracts. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. The Fund will only purchase or write options on futures contracts which, in the opinion of Credit Suisse, are traded in sufficiently developed markets such that the risks of illiquidity in connection with such options are not greater than the risks of illiquidity in connection with transactions in the underlying interest rate futures contracts.

Valuation Risk

Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for bond trading.  Bonds generally trade on an “over-the-counter” market which may be anywhere in the world where buyer and seller can settle on a price.  Due to the lack of centralized information and trading, the valuation of bonds may carry more risk than that of common stock.  Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.  As a result, the Fund may be subject to the risk that when a security is sold in the market, the amount received by the Fund is less than the value of such security carried on the Fund’s books.

Market Price, Discount and Net Asset Value of Shares

As with any stock, the price of the Fund’s Shares fluctuates with market conditions and other factors.  Shares of closed-end investment companies frequently trade at a discount from their net asset values.  This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their Shares in a relatively short period of time following completion of an offering.  The net asset value of the Shares will be reduced immediately following an offering as a result of the payment of certain offering costs.  Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell Shares, whether investors will realize gains or losses upon the sale of the Shares will depend entirely upon whether the market price of the Shares at the time of sale is above or below the investor’s purchase price for the Shares.  Because the market price of the Shares will be determined by factors such as net asset value, dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Fund’s portfolio holdings, the timing and success of the Fund’s investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), supply of and demand for the Shares, trading volume of the Shares, general market, interest rate and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Shares will trade at, below or above net asset value.

Potential Yield Reduction

An offering of Shares is expected to present the opportunity to invest in high yielding securities. This expectation is based on the current market environment for high yield debt securities, which could change in response to interest rate levels, general economic conditions, specific industry conditions and other factors. If the market environment for high yield debt securities changes in a manner that adversely affects the yield of such securities, the offering of Shares could cause the Fund to invest in securities that are lower yielding than those in which it is currently invested. In addition, even if the market for high yield debt securities continues to present attractive investment opportunities, there is no assurance that the Fund will be able to invest the proceeds of an offering of Shares in high yielding securities or that other potential benefits of the offering will be realized. An offering of Shares could reduce the Fund’s current dividend yield if the Fund is unable to invest the proceeds of the offering in securities that provide a yield at least equal to the current dividend yield.

Anti-Takeover Provisions

Certain provisions of the Charter and By-laws of the Fund may have the effect of anti-takeover measures.  The By-laws provide that the Board of Directors shall be divided into three staggered classes, each having a three-year term, so that only one class of directors is elected each year.  Removal of any director may occur only by a two-thirds stockholder vote and only for cause.  The Charter gives the Board of Directors sole authority over By-law amendments.  Meetings of stockholders are called by the Board.  Stockholders wishing to call a special meeting may do so only upon the written request of holders of a majority of the outstanding shares.

MANAGEMENT OF THE FUND

Board of Directors

The business and affairs of the Fund are managed by or under the direction of the Board of Directors of the Fund.  Background information regarding the Directors and officers of the Fund is contained in the SAI under “Directors and Officers.”

Investment Adviser

Credit Suisse serves as the Fund’s investment adviser with respect to all investments and makes all investment decisions for the Fund.  Credit Suisse is part of the asset management business of Credit Suisse Group AG, one of the world’s leading banks.  Credit Suisse Group AG provides its clients with investment banking, private banking and asset management services worldwide.  The asset management business of Credit Suisse Group AG is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.  Credit Suisse’s address is One Madison Avenue, New York, New York 10010.  As of June 30, 2012, Credit Suisse managed over $56.9 billion in the U.S. and, together with its global affiliates, managed assets of over $380.9 billion in 19 countries.

Advisory Agreement

Under the Fund’s Investment Advisory Agreement with Credit Suisse, Credit Suisse receives as compensation for its advisory services from the Fund an annual fee, computed weekly and payable quarterly as follows: 0.50% of the lower of the weekly stock price (market value) of the Fund’s outstanding shares or its average weekly net assets.

Potential Conflicts of Interest.  Because the Investment Adviser receives a fee based on assets, it will benefit from the increase in assets that will result from offerings of Shares.  It is not possible to state precisely the amount of additional compensation that the Investment Adviser might receive as a result of the offerings because it is not known how many Shares will be sold and because the proceeds of offerings will be invested in additional portfolio securities, which will fluctuate in value.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement is available in the Fund’s 2011 Annual Report to shareholders.

Administrator

State Street serves as the Fund’s administrator.  The Fund pays State Street, for administrative services, a fee, exclusive of out-of-pocket expenses, calculated in total for all the funds advised by Credit Suisse that are administered or co-administered by State Street and allocated based upon the relative average net assets of each fund, subject to an annual minimum fee.

Portfolio Management

The Credit Suisse US High Yield Management Team is responsible for the day-to-day portfolio management of the Fund.  The current team members are Thomas J. Flannery and Wing Chan.  Thomas J. Flannery and Wing Chan are the portfolio managers of the team sharing in the day-to-day responsibilities of portfolio management, including overall industry, credit, duration, yield curve positioning and security selection and industry and issuer allocations.

Thomas J. Flannery, a Managing Director of Credit Suisse, is the Head of the US High Yield Management Team.  Mr. Flannery joined Credit Suisse in June 2010.  He is a portfolio manager for the Performing Credit Strategies Group (“PCS”) within the Asset Management business of Credit Suisse Group AG with responsibility for originating and analyzing investment opportunities.  Mr. Flannery is also a member of the PCS Investment Committee and is currently a high yield bond portfolio manager and trader for PCS.  Mr. Flannery joined Credit Suisse Group AG in 2000 from First Dominion Capital, LLC where he was an Associate.  Mr. Flannery began his career with Houlihan Lokey Howard & Zukin, Inc.  Mr. Flannery holds a B.S. in Finance from Georgetown University.

Wing Chan, a Director of Credit Suisse, has been a member of the US High Yield Management Team since 2005.  Ms. Chan joined Credit Suisse in 2005 from Invesco where she was an Associate Portfolio Manager in the High Yield group.  Prior to joining Invesco in 2002, Ms. Chan began her career in 1999 at JP Morgan Fleming Asset Management where she shared responsibility for the management of Structured and Long Duration products.  Ms. Chan earned a double B.S. in Economics and Finance from the Massachusetts Institute of Technology and is a CFA Charterholder.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

EXPENSES

Credit Suisse and State Street are each obligated to pay expenses associated with providing the services contemplated by the agreements to which they are parties, including compensation of and office space for their respective officers and employees connected with investment and economic research, trading and investment management and administration of the Fund, as well as the fees of all Directors of the Fund who are affiliated with those companies or any of their affiliates, if any.  The Fund pays all other expenses incurred in the operation of the Fund including, among other things, expenses for legal and independent registered public accounting firms’ services, costs of printing proxies, stock certificates and shareholder reports, charges of the custodian, any sub-custodians and the transfer and dividend-paying agent, expenses in connection with the dividend reinvestment and cash purchase plan (see “Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan”), SEC fees, fees and expenses of Independent Directors, accounting and pricing costs, membership fees in trade associations, fidelity bond coverage for the Fund’s officers and employees, directors’ and officers’ errors and omissions insurance coverage, interest, brokerage costs and stock exchange fees, stock exchange listing fees and expenses, expenses of qualifying the Fund’s shares for sale in various states, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

NET ASSET VALUE

The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the “Exchange”) on each day the Exchange is open for business.  For purposes of determining the net asset value, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) is divided by the total number of Shares outstanding at such time.  The Fund determines and makes available for publication the net asset value of its Shares daily.

The following is a description of the procedures used by the Fund in valuing its assets.

Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value.

Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the “Valuation Time”). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund’s Valuation Time but after the close of the securities’

primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund declares and pays dividends on a monthly basis.  Distributions of net realized capital gains, if any, are declared and paid at least annually.  The Fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis.  However, in order to provide shareholders with a more consistent yield to the current trading price of shares of common stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month.  As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) to its common stockholders.  Computershare acts as agent for stockholders in administering the Plan (the “Plan Agent”).  Participation in the Plan is voluntary.  For shareholders participating in the Plan, all dividend and capital gain distributions are reinvested in additional Shares of the Fund either purchased on the open market, or issued by the Fund if the Shares are trading at or above their net asset value.  A shareholder whose Shares are held through a bank, broker or nominee should contact such bank, broker or nominee to confirm that they are able to participate in the Plan.

Shareholders who do not elect to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee) by Computershare as the Dividend-Paying Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or other distribution.  In order to participate in the Plan, a shareholder must be a registered holder of at least one share of stock of the Fund. If a shareholder is a beneficial owner of the Fund having his or her shares registered in the name of a bank, broker or other nominee, the shareholder must first make arrangements with the organization in whose name the shares are registered to have the shares transferred into the shareholder’s own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating the shareholder’s online account, agreeing to the Terms and Conditions of online “Account Access” and completing an online Plan Enrollment Form. Alternatively, the shareholder can complete the Plan Enrollment Form and return it to Computershare at the address below.

Whenever the Fund declares an income dividend or a capital gain distribution payable either in Shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Shares.  By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to the shareholder will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share (“NAV”) of the Fund’s common stock on the payment date, or (ii) 95% of the market price per share of the Fund’s common stock on the payment date. If the NAV of the Fund’s common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on the shareholder’s shares to purchase shares of Fund common stock in the open market.

All net investment income dividends and capital gain distributions are taxable to shareholders as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund’s common stock.

The Plan also permits participants to purchase shares of the Fund through Computershare. Shareholders may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for shareholders on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.

The reinvestment of dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.  See “Federal Income Taxation.”  Shareholders participating in the Plan may receive benefits not available to Shareholders not participating in the Plan.  If the market price (plus commissions) of the Shares is above their net asset value, participants in the Plan will receive Shares of the Fund at less than they could otherwise purchase them and will have Shares with a cash value greater than the value of any cash distribution they would have received on their Shares.  If the market price plus commissions is below the net asset value, participants will receive distributions in Shares with a net asset value greater than the value of any cash distribution they would have received on their Shares.  However, there may be insufficient Shares available in the market to make distributions in Shares at prices below the net asset value.  Also, since the Fund does not redeem Shares, the price on resale may be more or less than the net asset value.

There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2006). Participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of October 2006).

Shareholders may terminate their participation in the Plan at any time by notifying Computershare or requesting a sale of their shares held in the Plan. Withdrawal will be effective immediately if notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. A shareholder’s dividend participation option will remain the same unless the shareholder withdraws all of its whole and fractional Plan shares, in which case the shareholder’s participation in the Plan will be terminated and the shareholder will receive subsequent dividends and capital gains distributions in cash instead of shares.

For further information about the Plan, including a brochure describing the Plan in greater detail, shareholders should contact Computershare as follows:

By Internet:  www.computershare.com

By phone:  (800) 730-6001 (U.S. and Canada)

(781) 575-3100 (Outside U.S. and Canada)

Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail: Credit Suisse Asset Management Income Fund, Inc.

c/o Computershare

P.O. Box 43078

Providence, Rhode Island 02940-3078

All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

FEDERAL INCOME TAXATION

The Fund is treated as a separate entity for U.S. federal income tax purposes.  The Fund has elected to be treated, and has qualified and intends to continue to qualify each year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders.  In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.  Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

If the Fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, distributed to shareholders, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss).  However, if the Fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained.  The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.  The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.

If, for any taxable year, the Fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its taxable ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year.  For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end.  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year.  The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

The IRS has taken the position that if a regulated investment company has two or more classes of shares, it must report distributions made to each class in any year as consisting of no more than such class’s proportionate share of particular types of income, including tax-exempt interest, net capital gains, and other income subject to federal income tax.  A class’s proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class.

Existing authorities do not specifically address whether dividends that are paid following the close of a taxable year, but that are treated for tax purposes as derived from the income of such prior taxable year, are treated as dividends paid during such prior taxable year for purposes of determining each class’s proportionate share of a particular type of income.  The Fund currently intends to treat such dividends as having been paid in the prior taxable year for purposes of determining each class’s proportionate share of a particular type of income with respect to such prior taxable year.  Existing authorities also do not specifically address the allocation of taxable income among the dividends paid to holders of a class of shares during or with respect to a taxable year.  It is possible that the IRS could disagree with the Fund’s position concerning the treatment of dividends paid after the close of a taxable year, in which case the IRS could attempt to recharacterize a portion of the dividends paid and designated by the Fund as exempt-interest dividends as consisting instead of capital gains or other taxable income.  If the IRS were to prevail with respect to any such attempted recharacterization, holders of that class of shares could be subject to tax on amounts so recharacterized and the Fund could be subject to federal income and excise tax.

The Fund declares a dividend from net investment income (excluding capital gains) each month.  Dividends are normally paid on the last business day of the month or shortly thereafter.  The Fund typically distributes any net short-term and long-term capital gains in December.  Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid U.S. federal income or excise tax.

For U.S. federal income tax purposes, all dividends from the Fund generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the Fund.  In general, assuming that the Fund has sufficient earnings and profits, dividends from net investment income and from net short-term capital gains are taxable as ordinary income.

A 3.8% excise tax will be imposed on net investment income, including dividends, interest and net capital gains, of individuals with annual income of $200,000 or more ($250,000 if married, filing jointly) beginning in 2013.

Distributions in excess of the Fund’s minimum distribution requirements but not in excess of the Fund’s earnings and profits will be taxable to shareholders and will not constitute nontaxable returns of capital.  Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares and will reduce such basis.  Any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Distributions from net capital gains, if any, that are reported as capital gain dividends by the Fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund.  Capital gain dividends distributed by the Fund to individual and certain other noncorporate shareholders generally will qualify for reduced U.S. federal income tax rates (currently, a maximum rate of 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets) on long-term capital gains, subject to certain limited exceptions.  A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual shareholders.  Under current law, the reduced maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will not apply in taxable years beginning after December 31, 2012.

The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.  In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year.  In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.  For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

For U.S. federal income tax purposes, the Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss for taxable years beginning before 2011.  Capital loss carry forwards generated in taxable years beginning in 2011 or later will not be subject to expiration but will offset future gains before pre-2011 loss carry forwards.  To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and may not be distributed as such to shareholders.  The Fund may not carry forward any losses other than net capital losses.

At the time of an investor’s purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or to undistributed capital gains of the Fund.  Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or gains may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.

Sales and exchanges generally are taxable events for shareholders that are subject to tax.  Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions.  In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares.  Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.

Losses on sales or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.  In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or of certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886.  Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted.  A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper.  Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on otherwise-taxable fund dividends or distributions, or on sales or exchanges of fund shares unless the Fund shares are “debt-financed property” within the meaning of the Code.  However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the Fund.

A plan participant whose retirement plan invests in the Fund, whether such plan is qualified or not, generally is not taxed on any fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes.  However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.  Shareholders should consult their tax advisers for more information.

The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or that are unrated, including debt obligations of issuers not currently paying interest or that are in default.  Investments in debt obligations that are at risk of or in default present special tax issues for the Fund.  Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable.  These and other issues will be addressed by the Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments.  However, the Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income, including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes.  Therefore, the Fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements.  Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund.

Options written or purchased and futures contracts entered into by the Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out.  The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the Fund as long-term or short-term.  Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, and accordingly may produce ordinary income or loss.  Additionally, the Fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code.  Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.  Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund.  Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term.  Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph.  The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to shareholders.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments.  The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction.  Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).  With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries.  Any such taxes would, if imposed, reduce the yield on or return from those investments.  Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.  The Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

The Fund is required to withhold (as “backup withholding”) a certain percentage of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions or repurchases of fund shares paid to shareholders who have not complied with certain IRS regulations.  In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding.  The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

If, as anticipated, the Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to shareholders to the extent the Fund’s distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied.  The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

A 30% withholding tax will be imposed on dividends after December 31, 2013, and redemption proceeds paid after December 31, 2014, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS (or to local revenue authorities, if an intergovernment agreement applies) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to enter into agreements with the IRS that state that they will provide the IRS information including the name, address and taxpayer identification number of direct and indirect U.S. account holders, to comply with due diligence procedures with respect to the identification of U.S. accounts, to report to the IRS certain information with respect to U.S. accounts maintained, to agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and to determine certain other information as to their account holders.  Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

REPURCHASE OF SHARES

Shares of closed-end management investment companies often trade at a discount to their net asset values, and the Shares may likewise trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Shares will be determined by such factors as relative demand for and supply of such Shares in the market, the Fund’s net asset value, general market and economic conditions and other factors beyond the control of the Fund. See “Net Asset Value.” Although the shareholders will not have the right to redeem their Shares, the Fund may take action to repurchase Shares in the open market or make tender offers for Shares at their net asset value. This may have the effect of reducing any market discount from net asset value.

There is no assurance that if action is undertaken to repurchase or tender for Shares, such action will result in the Shares’ trading at a price which approximates their net asset value. Although Share repurchases and tenders could have a favorable effect on the market price of the Shares, it should be recognized that the acquisition of Shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund’s expense ratio. Any Share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act.

DESCRIPTION OF SHARES

General

The Fund is authorized to issue 100,000,000 Shares.  Each Share has one vote and, when issued and paid for in accordance with the terms of the offer, will be fully paid and non-assessable.  Shares of one class have equal rights as to dividends and in liquidation.  Shares have no preemptive, subscription or conversion rights and are freely transferable.  The Fund will send annual and semi-annual financial statements to all its Shareholders.

Offerings of Shares, if made, will require approval of the Board.  The Board is authorized, however, to classify and reclassify any unissued shares into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series.  The Fund may reclassify and offer unissued shares as preferred stock subject to the limitations of the 1940 Act.  Any additional offering will not be made at a price per Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of a majority of the Fund’s outstanding Shares.

Common Stock

The Fund’s common stock is publicly held and are listed and traded on the NYSE MKT under the symbol “CIK.”

As of [               ], 2012, the net asset value per Share of the Fund was $[    ]and on that date the closing price per Share on the NYSE MKT was $[    ], meaning the Fund’s Shares were trading at a [    ]% premium to the Fund’s net asset value per Share.

Although the Fund’s Shares have recently traded at a premium to their net asset value, the Fund’s Shares have in the past traded at a discount to their net asset value.  The Fund cannot determine the reasons why the Fund’s Shares trade at a premium to or discount from net asset value, nor can the Fund predict whether its Shares will trade in the future at a premium to or discount from net asset value, or the level of any premium or discount.  Shares of closed-end investment companies frequently trade at a discount from net asset value.

Anti-Takeover Provisions in the Articles of Incorporation

Certain provisions of the Charter and By-laws of the Fund may have the effect of anti-takeover measures.  The By-laws provide that the Board of Directors shall be divided into three staggered classes, each having a three-year term, so that only one class of directors is elected each year.  Removal of any director may occur only by a two-thirds stockholder vote and only for cause.  The Charter gives the Board of Directors sole authority over By-law amendments.  Meetings of stockholders are called by the Board.  Stockholders wishing to call a special meeting may do so only upon the written request of holders of a majority of the outstanding shares.

PLAN OF DISTRIBUTION

We may sell Shares through underwriters or dealers, directly to one or more purchasers (including existing shareholders in a rights offering), through agents, to or through underwriters or dealers, or through a combination of any such methods of sale.  The applicable Prospectus Supplement will identify any underwriter or agent involved in the offer and sale of our Shares, any sales loads, discounts, commissions, fees or other compensation paid to any underwriter, dealer or agent, the offering price, net proceeds and use of proceeds and the terms of any sale.  In the case of a rights offering, the applicable Prospectus Supplement will set forth the number of our Shares issuable upon the exercise of each right and the other terms of such rights offering.

The distribution of our Shares may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices.

We may sell our Shares directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act of 1933 (the “Securities Act”) for any resales of the securities.  In this case, no underwriters or agents would be involved.  We may use electronic media, including the Internet, to sell offered securities directly.

In connection with the sale of our Shares, underwriters or agents may receive compensation from us in the form of discounts, concessions or commissions.  Underwriters may sell our Shares to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents.  Underwriters, dealers and agents that participate in the distribution of our Shares may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our Shares may be deemed to be underwriting discounts and commissions under the Securities Act.  Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable Prospectus Supplement.  The maximum amount of compensation to be received by any FINRA member or independent broker-dealer will not exceed eight percent for the sale of any securities being registered pursuant to SEC Rule 415.  We will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements.  In connection with any rights offering to existing shareholders, we may enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase Shares remaining unsubscribed after the rights offering.

If a Prospectus Supplement so indicates, we may grant the underwriters an option to purchase additional Shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any over-allotments.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our Shares may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act.  Underwriters, dealers and agents may engage in transactions with us, or perform services for us, in the ordinary course of business.

If so indicated in the applicable Prospectus Supplement, we will ourselves, or will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our Shares from us pursuant to contracts providing for payment and delivery on a future date.  Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us.  The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the Shares shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject.  The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts.  Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters.  The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders.  Such allocations of securities for Internet distributions will be made on the same basis as other allocations.  In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

In order to comply with the securities laws of certain states, if applicable, our Shares offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CLOSED-END FUND STRUCTURE

Closed-end funds differ from open-end investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from NAV, although in some cases they may trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the shares being greater than, less than or equal to NAV. The Board has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described above, however, the Board will review periodically the trading range and activity of the Fund’s shares of common stock with respect to its NAV and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the shares of common stock at net asset value or the possible conversion of the Fund to an open-end investment company. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the shares of common stock trading at a price equal to or close to net asset value per share.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

State Street serves as the Fund’s custodian pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. State Street is located at One Lincoln Street, Boston, Massachusetts 02111.

Computershare Trust Company, N.A. acts as the Fund’s transfer agent and dividend-paying agent under the Fund’s dividend reinvestment and cash purchase plan. Computershare Trust Company, N.A. is located at P.O. Box 43078, Providence, Rhode Island, 02940.

LEGAL PROCEEDINGS

There are no material pending legal proceedings to which the Fund or the Investment Adviser is a party.

REPORTS TO SHAREHOLDERS

The Fund will send unaudited semi-annual and audited annual reports to shareholders, including a list of the portfolio investments held by the Fund.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the securities being offered by this prospectus.

We file annual and semi-annual reports, proxy statements and other information with the SEC. You can inspect any materials we file with the SEC, without charge, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The information we file with the SEC is available free of charge by contacting us at Credit Suisse,

One Madison Avenue, New York, New York 10010 or by telephone at 1-800-293-1232 or on our website at www.credit-suisse.com/us/funds. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s website is www.sec.gov. Unless specifically incorporated into this prospectus, documents contained on our website or on the SEC’s web site about us is not incorporated into this prospectus and should not be considered or on the SEC’s website to be part of this prospectus.

$40,000,000

Shares of Common Stock

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

PROSPECTUS

[                   ], 2012

PROSPECTUS SUPPLEMENT

(To Prospectus dated as of [               ,         ])

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

Up to [                            ]Shares of Common Stock

Credit Suisse Asset Management Income Fund, Inc. (the “Fund”) has entered into a sales agreement (the “sales agreement”) with [            ] (“[          ]”) relating to its shares of common stock (“Common Shares”) offered by this Prospectus Supplement and the accompanying Prospectus. In accordance with the terms of the sales agreement, the Fund may offer and sell up to [            ] of its Common Shares, par value $0.001 per share, from time to time through [          ] as its agent for the offer and sale of the Common Shares, subject to an aggregate cap of $[                      ]. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may not sell any Common Shares at a price below the current net asset value of such Common Shares, exclusive of any distributing commission or discount. The Fund is a diversified, closed-end management investment company. The Fund’s investment objective is current income consistent with the preservation of capital. There can be no assurance that the Fund will achieve its investment objective.

The Fund’s currently outstanding Common Shares are, and the Common Shares offered by this Prospectus Supplement and the accompanying Prospectus will be, subject to notice of issuance, listed on the NYSE MKT under the symbol “CIK.” The last reported sale price for the Fund’s Common Shares on the NYSE MKT on [                ], 2012 was $[    ]per share. The net asset value of the Fund’s Common Shares at the close of business on [            ], 2012 was $[    ] per share.

Sales of the Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “1933 Act”), including sales made directly on the NYSE MKT or sales made to or through a market maker other than on an exchange.

[          ] will be entitled to compensation of between [    ] and [    ] basis points of the gross sales price per share for any Common Shares sold under the sales agreement, with the exact amount of such compensation to be mutually agreed upon by the Fund and [          ] from time to time. In connection with the sale of the Common Shares on the Fund’s behalf, [          ] may be deemed to be an “underwriter” within the meaning of the 1933 Act and the compensation of [          ] may be deemed to be underwriting commissions or discounts.

You should review the information set forth under “Risks and Special Considerations” on page S-2 of the accompanying Prospectus before investing in the Fund’s Common Shares.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement or the accompanying Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this Prospectus Supplement is [                 ,       ].

You should rely only on the information contained in or incorporated by reference into this Prospectus Supplement and the accompanying Prospectus. This Prospectus Supplement and the accompanying Prospectus set forth certain information about the Fund that a prospective investor should carefully consider before deciding whether to invest in the Fund’s Common Shares. This Prospectus Supplement, which describes the specific terms of this offering including the method of distribution, also adds to and updates information contained in the accompanying Prospectus and the documents incorporated by reference into the accompanying Prospectus. The accompanying Prospectus gives more general information, some of which may not apply to this offering. If the description of this offering varies between this Prospectus Supplement and the accompanying Prospectus, you should rely on the information contained in this Prospectus Supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date and incorporated by reference into the accompanying Prospectus or Prospectus Supplement, the statement in the incorporated document having a later date modifies or supersedes the earlier statement. Neither the Fund nor [          ] has authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information contained in or incorporated by reference into this Prospectus Supplement and the accompanying Prospectus is accurate only as of the respective dates on their front covers, regardless of the time of delivery of this Prospectus Supplement, the accompanying Prospectus, or the sale of the Common Shares. The Fund’s business, financial condition, results of operations and prospects may have changed since those dates.

Prospectus Supplement

Prospectus

Prospectus Summary	1
Summary of Fund Expenses	11
Financial Highlights	11
Use of Proceeds	15
The Fund	15
Investment Objective	15
Investment Policies	15
Investment Restrictions	22
Risks and Special Considerations	23
Management of the Fund	32
Expenses	33
Net Asset Value	33
Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan	34
Federal Income Taxation	35
Repurchase of Shares	40
Description of Shares	41
Plan of Distribution	41

Closed-End Fund Structure	43
Custodian, Transfer Agent and Dividend-Paying Agent	43
Legal Proceedings	43
Reports to Shareholders	43
Additional Information	43
Table of Contents of Statement of Additional Information	44

You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest and retain them for future reference. A Statement of Additional Information, dated [                 ,         ] (“SAI”), as supplemented from time to time, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this Prospectus Supplement. You may request a free copy of the SAI or request other information about the Fund (including the Fund’s annual and semi-annual reports to shareholders) or make shareholder inquiries by calling 1-800-293-1232 or by writing to the Fund at c/o Credit Suisse Asset Management, LLC, One Madison Avenue, New York, New York 10010. The Fund’s SAI, as well as the annual and semi-annual reports to shareholders, are also available at the Fund’s website at www.credit-suisse.com/us. You may also obtain copies of these documents (and other information regarding the Fund) from the SEC’s website (http://www.sec.gov).

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus Supplement, the accompanying Prospectus and the SAI contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of securities the Fund holds, the price at which the Fund’s shares will trade in the public markets and other factors discussed in the Fund’s periodic filings with the SEC.

Although the Fund believes that the expectations expressed in the forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in such forward-looking statements. The Fund’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risks and Special Considerations” section of the accompanying Prospectus. All forward-looking statements contained in or incorporated by reference into this Prospectus Supplement or the accompanying Prospectus are made as of the date of this Prospectus Supplement or the accompanying Prospectus, as the case may be. Except for the Fund’s ongoing obligations under the federal securities laws, it does not intend, and it undertakes no obligation, to update any forward-looking statements. The forward-looking statements contained in this Prospectus Supplement, the accompanying Prospectus and the SAI are excluded from the safe harbor protection provided by Section 27A of the 1933 Act.

PROSPECTUS SUPPLEMENT SUMMARY

The following information is only a summary. You should consider the more detailed information contained in this Prospectus Supplement, the accompanying Prospectus, dated [               ,         ], and the SAI, dated [               ,         ], especially the information under “Risks and Special Considerations” on page [    ] of the accompanying Prospectus.

The Fund    The Fund is a diversified, closed-end management investment company organized as a trust under the laws of the State of Maryland.

The Fund’s Common Shares are listed for trading on the NYSE MKT under the symbol “CIK.” As of [                ], 2012, the net assets of the Fund were $[                ] and the Fund had outstanding [                    ] Common Shares. As of [                  ], 2012, the per share net asset value of the Fund’s Common Shares was $[    ] and the per share market price of the Fund’s Common Shares was $[      ], representing an [    ]% premium over such net asset value. See “Description of Shares” in the accompanying Prospectus.

The Fund’s investment objective is current income consistent with the preservation of capital.

Under normal circumstances, the Fund invests at least 75% of its total assets in fixed income securities, such as bonds, convertible securities and preferred stocks.  The Fund’s investments in fixed income securities are not subject to any rating quality limitation.  The Fund primarily invests in high yield U.S. corporate fixed income securities that are in the lower rating categories of Moody’s Investor Services, Inc. (“Moody’s”), Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or another nationally recognized ratings service.  Lower-rated securities generally provide yields superior to those of more highly-rated securities, but involve greater risks and are speculative in nature.  See “Risks and Special Considerations — Lower-Rated Securities” in the accompanying Prospectus.  The Fund may also invest in securities rated single A or higher by Moody’s or S&P and unrated corporate fixed income securities.  See “Investment Policies” in the accompanying Prospectus.

Information Regarding the Investment Adviser    Credit Suisse, the Fund’s investment adviser, is part of the asset management business of Credit Suisse Group AG, one of the world’s leading banks. Credit Suisse serves as the Fund’s investment adviser with respect to all investments and is responsible for making all investment decisions. Credit Suisse receives from the Fund, as compensation for its advisory services, an annual fee, computed weekly and payable quarterly as follows: 0.50% of the lower of the weekly stock price (market value) of the Fund’s outstanding shares or its average weekly net assets.  Credit Suisse may waive voluntarily a portion of its fees from time to time and temporarily limit the expenses to be borne by the Fund. The Investment Adviser is located at One Madison Avenue, New York, New York 10010. See “Management of the Fund—Investment Adviser.”

The Offering    The Fund and the Investment Adviser entered into a sales agreement with [          ] relating to the Common Shares offered by this Prospectus Supplement and the accompanying Prospectus. In accordance with the terms of the sales agreement, the Fund may offer and sell up to [                    ] of its Common Shares, par value $0.001 per share, from time to time through [          ] as its agent for the offer and sale of the Common Shares, subject to an aggregate cap of $[                    ].

The Fund’s Common Shares are listed for trading on the NYSE MKT under the symbol “CIK.” The last reported sale price of the Fund’s Common Shares, as reported on the NYSE MKT on [                  ], 2012, was $[      ] per share.

Sales of the Fund’s Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE MKT or sales made to or through a market maker other than on an exchange. See “Plan of Distribution” in this Prospectus Supplement. The Fund’s Common Shares may not be sold through agents, underwriters or dealers without delivery or deemed delivery of a prospectus and a prospectus supplement describing the method and terms of the offering of the Fund’s securities. Under the 1940 Act, the Fund may not sell any Common Shares at a price below the current net asset value of such Common Shares, exclusive of any distributing commission or discount.

Use of Proceeds    The Fund intends to invest the net proceeds of this offering in accordance with its investment objectives and policies as stated in the accompanying Prospectus. Proceeds will be invested within approximately 30 days of receipt by the Fund. Pending such investment, the Fund anticipates investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments.

Risks and Special Considerations    See “Risks and Special Considerations” beginning on page [    ] of the accompanying Prospectus for a discussion of factors you should consider carefully before deciding to invest in the Fund’s Common Shares.

DISTRIBUTIONS

The Fund declares and pays dividends on a monthly basis. Distributions of net realized capital gains, if any, are declared and paid at least annually. The Fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of beneficial interest of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.

The amounts of the last four monthly dividends paid by the Fund are as set out below:

Payment Date	Dividend per Common Share
$
$
$
$

See “Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan” in the accompanying Prospectus.

SUMMARY OF FUND EXPENSES

The following table and example are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in Common Shares of the Fund. Some of the percentages indicated in the table below are estimates and may vary.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)		%(1)
Offering Expenses (as a percentage of offering price)		%(2)
Dividend Reinvestment Plan Fees	None	(3)
Annual Operating Expenses (as a percentage of average net assets attributable to the Fund’s Common Shares)
Management Fee(4)%
Other Expenses(5)%
Total Annual Operating Expenses		%

(1)  Represents the estimated commission with respect to the Fund’s Common Shares being sold in this offering, which the Fund will pay to [          ] in connection with the sales of Common Shares effected by [          ] in this offering. While [          ] is entitled to a commission of between [    ]%  and [    ]% of the gross sales price for Common Shares sold, with the exact amount to be agreed upon by the parties, the Fund has assumed, for purposes of this offering, that [          ] will receive a commission of [    ]% of such gross sales price. This is the only sales load to be paid in connection with this offering. There is no guarantee that there will be any sales of the Fund’s Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. Actual sales of the Fund’s Common Shares under this Prospectus Supplement and the accompanying Prospectus, if any, may be less than as set forth under “Capitalization” below. In addition, the price per share of any such sale may be greater or less than the price set forth under “Capitalization” below, depending on market price of the Fund’s Common Shares at the time of any such sale.

(2)  Includes the Fund’s payment of the reasonable fees and expenses of counsel for [          ] in connection with the transactions contemplated by the sales agreement, as described under “Plan of Distribution” below.

(3)  Participants in the Fund’s dividend reinvestment plan pay only transaction-based charges. Actual costs will vary for each participant depending on the nature and number of transactions made. See “Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan” in the accompanying Prospectus.

(4)  See “Management of the Fund—Investment Adviser” in the accompanying Prospectus.

(5)  “Other Expenses” have been estimated for the current fiscal year. Includes the Fund’s estimated payment of the reasonable fees and expenses of counsel for [          ] in connection with the transactions contemplated by the sales agreement, as described under “Plan of Distribution” below.

Example

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming (1) Total Annual Operating Expenses of [      ]%, (2) a Sales Load (commission) of $[    ]and estimated offering expenses of $[    ] and (3) a 5% annual return:

One Year		Three Years		Five Years		Ten Years
$	[ ]	$	[ ]	$	[ ]	$	[ ]

The “Example” assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed in the table above under Total Annual Operating Expenses remain the same in the years shown. The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Common Shares.

The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater than or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS

Sales of the Fund’s Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE MKT or sales made to or through a market maker other than on an exchange. There is no guarantee that there will be any sales of the Fund’s Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. Actual sales, if any, of the Fund’s Common Shares under this Prospectus Supplement and the accompanying Prospectus may be less than as set forth in this paragraph. In addition, the price per share of any such sale may be greater or less than the price set forth in this paragraph, depending on the market price of the Fund’s Common Shares at the time of any such sale. As a result, the actual net proceeds the Fund receives may be more or less than the amount of net proceeds estimated in this Prospectus Supplement. Assuming the sale of all of the Fund’s Common Shares offered under this Prospectus Supplement and the accompanying Prospectus, at the last reported sale price of $[      ] per share for the Fund’s Common Shares on the NYSE MKT as of [            ], 2012, the Fund estimates that the net proceeds of this offering will be approximately $[                ] after deducting the estimated sales load and the estimated offering expenses payable by the Fund.

The Fund intends to invest the net proceeds of this offering in accordance with its investment objectives and policies as stated in the accompanying Prospectus within approximately 30 days of receipt of such proceeds. Pending such investment, the Fund anticipates investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments.

CAPITALIZATION

Pursuant to the sales agreement with [          ] dated [                     ,           ], the Fund may offer and sell up to [              ] of its Common Shares, par value $0.001 per share, from time to time through [          ] as its agent for the offer and sale of the Common Shares under this Prospectus Supplement and the accompanying Prospectus. There is no guarantee that there will be any sales of the Fund’s Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. The table below assumes that the Fund will sell [                        ] Common Shares, at a price of $[    ] per share (the last reported sale price per share of the Fund’s Common Shares on the NYSE MKT on [                ], 2012). Actual sales, if any, of the Fund’s Common Shares under this Prospectus Supplement and the accompanying Prospectus may be less than as set forth in the table below. In addition, the price per share of any such sale may be greater or less than $[      ], depending on the market price of the Fund’s Common Shares at the time of any such sale. To the extent that the market price per share of the Fund’s Common Shares on any given day is less than the net asset value per share on such day, the Fund will instruct [          ] not to make any sales on such day.

The following table sets forth the capitalization of the Fund (i) on an actual basis as of December 31, 2011 (audited) and (ii) on a pro forma basis as adjusted to reflect the assumed sale of [                    ] Common Shares at $[      ] per share (the last reported sale price per share of the Fund’s Common Shares on the NYSE MKT on [                ], 2012), in an offering under this Prospectus Supplement and the accompanying Prospectus.

	As of December 31, 2011 (audited)		Pro Forma (unaudited)
	Actual		As Adjusted
Composition of Net Assets:
Common stock, par value $0.001 per share, unlimited shares authorized ([ ] shares issued and outstanding as of December 31, 2011 and [ ] shares estimated issued and outstanding as adjusted(1)(2)	$	[ ]	$	[ ]
Paid-in capital in excess of par(2)	$	[ ]	$	[ ]
Accumulated net investment loss	$	[ ]	$	[ ]
Accumulated net realized loss on investments and foreign currency transactions	$	[ ]	$	[ ]
Net unrealized appreciation from investments and foreign currency translations	$	[ ]	$	[ ]
Net Assets	$	[ ]	$	[ ]

(1)  The Fund does not hold any of these outstanding shares for its account.

(2)  As adjusted, additional paid-in capital reflects the issuance of Common Shares offered hereby ($[                ]), less $0.001 par value per Common Share ($[              ]), less the estimated sales load ($[          ]) and the offering expenses ($[            ]) related to the issuance of shares.

PLAN OF DISTRIBUTION

Under the sales agreement among the Fund, the Investment Adviser and [          ], upon written instructions from the Fund, [          ] will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell, as the Fund’s agent, the Common Shares under the terms and subject to the conditions set forth in the sales agreement. [          ]’s sales efforts will continue until the Fund instructs [          ] to suspend sales. The Fund will instruct [          ] as to the amount of Common Shares to be sold by [          ]. The Fund may instruct [          ] not to sell Common Shares if the sales cannot be effected at or above the price designated by the Fund in any instruction. The Fund or [          ] may suspend the offering of Common Shares upon proper notice and subject to other conditions.

[          ] will provide written confirmation to the Fund no later than the opening of the trading day on the NYSE MKT immediately following the trading day on which Common Shares are sold under the sales agreement.  Each confirmation will include the number of shares sold on the preceding day, the net proceeds to the Fund and the compensation payable by the Fund to [          ] in connection with the sales.

The Fund will pay [          ] commissions for its services in acting as agent in the sale of Common Shares. [          ] will be entitled to compensation of between [    ]  and [    ] basis points of the gross sales price per share of any Common Shares sold under the sales agreement, with the exact amount of such compensation to be mutually agreed upon by the Fund and [          ] from time to time. The Fund has also agreed to pay the reasonable fees and expenses of counsel for [          ] in connection with the transactions contemplated under the sales agreement (provided such fees and expenses (a) shall not exceed $50,000 in connection with (i) the preparation and execution of the sales agreement, (ii) the preparation and filing of this Prospectus Supplement, (iii) the preparation and printing of a “Blue Sky Survey” and (iv) the review by the Financial Industry Regulatory Authority (FINRA) of the terms of the sale of the Common Shares and (b) shall not exceed $25,000 on an annual basis in each annual period following the date of the sales agreement). There is no guarantee that there will be any sales of the Fund’s Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. Actual sales, if any, of the Fund’s Common Shares under this Prospectus Supplement and the accompanying Prospectus may be less than as set forth in this paragraph. In addition, the price per share of any such sale may be greater or less than the price set forth in this paragraph, depending on the market price of the Fund’s Common Shares at the time of any such sale. Assuming [                  ]of the Fund’s Common Shares offered hereby are sold at a market price of $[      ] per share (the last reported sale price for the Fund’s Common Shares on the NYSE MKT on [                  ], 2012), the Fund estimates that the total expenses for the offering, including reimbursable expenses payable to [          ] as described above and excluding compensation payable to [          ] under the terms of the sales agreement, would be approximately $[              ].

Settlement for sales of Common Shares will occur on the third business day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made, or on some other date that is agreed upon by the Fund and [          ] in connection with a particular transaction, in return for payment of the net proceeds to the Fund. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

In connection with the sale of the Common Shares on the Fund’s behalf, [          ] may, and will with respect to sales effected in an “at the market offering,” be deemed to be an “underwriter” within the meaning of the 1933 Act, and the compensation of [          ] may be deemed to be underwriting commissions or discounts. The Fund has agreed to provide indemnification and contribution to [          ] against certain civil liabilities, including liabilities under the 1933 Act.

The offering of the Fund’s Common Shares pursuant to the sales agreement will terminate upon the earlier of (1) the sale of all Common Shares subject to the sales agreement or (2) termination of the sales agreement. The sales agreement may be terminated by the Fund in its sole discretion at any time by giving notice to [          ]. In addition, [          ] may terminate the sales agreement under the circumstances specified in the sales agreement and in its sole discretion at any time following a period of 12 months from the date of the sales agreement by giving notice to the Fund.

The principal business address of [          ] is [                      ].

LEGAL MATTERS

Certain legal matters will be passed on by Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, counsel to the Fund, in connection with the offering of the Common Shares. Willkie Farr & Gallagher LLP will rely as to matters of Maryland law on the opinion of [                      ], [                      ].

ADDITIONAL INFORMATION

This Prospectus Supplement and the accompanying Prospectus constitute part of a Registration Statement filed by the Fund with the SEC under the 1933 Act and the 1940 Act. This Prospectus Supplement and the accompanying Prospectus omit certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).

[                        ] Shares of Common Stock

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

PROSPECTUS SUPPLEMENT

[                 ,           ]

Until [                   ,             ] (25 days after the date of this Prospectus Supplement), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters.

The information in this Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell these securities and is not soliciting offers to buy these securities in any state where the offer or sale is not permitted.

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

One Madison Avenue

New York, New York 10010

Statement of Additional Information

Subject to Completion, Dated October 25, 2012

Credit Suisse Asset Management Income Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company, registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”).

This Statement of Additional Information (“SAI”) for the Fund is not a prospectus.  It should be read in conjunction with the Fund’s prospectus, dated [        ], 2012 (the “Prospectus”) and any related prospectus supplement.  Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus and any related prospectus supplement.

A copy of the Prospectus and any related prospectus supplement can be obtained free of charge by calling Credit Suisse Asset Management, LLC at 800-293-1232 or by written request to the Fund at One Madison Avenue, New York, New York 10010.  You can also obtain a copy of the Prospectus or any related prospectus supplement from our website at: www.credit-suisse.com/us.  The Fund’s financial statements for the fiscal year ended December 31, 2011, including the independent registered public accounting firm’s report thereon, and for the six months ended April 30, 2012, are incorporated into this SAI by reference.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or any related prospectus supplement or in this SAI in connection with the offering made by the Prospectus and any related prospectus supplement, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund.  The Prospectus and any related prospectus supplement and the SAI do not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

1

FUND HISTORY	3

OTHER INVESTMENT PRACTICES	3

MANAGEMENT OF THE FUND	15

PRINCIPAL HOLDERS OF SECURITIES	24

INVESTMENT ADVISER	24

ADMINISTRATOR	25

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT	25

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	26

PORTFOLIO MANAGEMENT	26

PORTFOLIO TRANSACTIONS	27

TAXATION	29

LEGAL MATTERS	34

FINANCIAL STATEMENTS	34

APPENDIX A: Description of Ratings	A-1

APPENDIX B: Proxy Voting Policies and Procedures	B-1

2

FUND HISTORY

The Fund is a diversified, closed-end management investment company organized as a corporation under the laws of the State of Maryland on February 11, 1987.  Credit Suisse Asset Management, LLC (“Credit Suisse” or the “Adviser”) is the Fund’s investment adviser.

OTHER INVESTMENT PRACTICES

The Prospectus presents the investment objective and the principal investment policies and risks of the Fund.  This section supplements the disclosure in the Fund’s Prospectus and provides additional information on the Fund’s other investment practices.

The Fund may utilize certain investment practices and portfolio management techniques as set forth below.

Fixed Income Securities. The Fund may invest in debt securities, including corporate obligations issued by domestic and foreign corporations and governments and money market instruments, without regard to the maturities of such securities.

Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer’s liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or “called” by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as “variable rate obligations,” is determined by reference to or is a percentage of an objective standard, such as a bank’s prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called “floating rate instruments,” changes whenever there is a change in a designated base rate.

The market values of fixed income securities tend to vary inversely with the level of interest rates. When interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

The fixed income securities in which the Fund invests primarily will be below investment grade.

“Investment grade” is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor’s, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”) (AAA, AA, A or BBB, including the + or — designations) or by Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A or Baa, including any numerical designations), or, if unrated, considered by Credit Suisse to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

Those debt securities rated “BBB” or “Baa,” while considered to be “investment grade,” may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited.

Below Investment Grade Securities. The Fund invests primarily in fixed income securities rated below investment grade and in comparable unrated securities. Investment in such securities involves substantial risk.

3

Below investment grade and comparable unrated securities (commonly referred to as “junk bonds” or “high yield securities”) (i) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. Issuers of such securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

To the extent a secondary trading market for below investment grade securities does exist, it generally is not as liquid as the secondary market for investment grade securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

The market value of securities rated below investment grade is more volatile than that of investment grade securities. Factors adversely impacting the market value of these securities will adversely impact the Fund’s net asset value. The Fund will rely on the judgment, analysis and experience of the Adviser in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities.

See Appendix A for a further description of securities ratings.

U.S. Government Securities.  The obligations issued or guaranteed by the U.S. government in which the Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities.  Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance.  Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance.  Included among the obligations issued by agencies and instrumentalities and government-sponsored enterprises of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association (“GNMA”)); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Fannie Mae and Freddie Mac bonds).

Fannie Mae and Freddie Mac were previously government-sponsored corporations owned entirely by private stockholders.  Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government.  In 2008, the U.S. Treasury announced that Fannie Mae and Freddie Mac had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), an independent regulator.

Other U.S. government securities in which the Fund may invest include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association.  The Fund may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported solely by the credit of the instrumentality or enterprise.  Because the U.S. government is not obligated by law to provide support to an instrumentality it

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sponsors, the Fund will invest in obligations issued by such an instrumentality only if Credit Suisse determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

Mortgage-Backed Securities. Depending on market conditions, the Fund may invest a substantial portion of its assets in mortgage-backed securities, such as those issued by GNMA, Fannie Mae, Freddie Mac and certain foreign issuers, as well as non-governmental issuers. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Some mortgage-backed securities, such as collateralized mortgage obligations (“CMOs”), make payouts of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund’s shares.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable fixed-rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Foreign Investments.

Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. The Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

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Foreign Currency Exchange. Since the Fund may invest up to 5% of the value of its total assets in securities denominated in currencies of non-U.S. countries, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of a foreign currency against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

Information. The majority of the foreign securities held by the Fund will not be registered with, nor will the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about these securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, military action, war or domestic developments which could affect U.S. investments in those and neighboring countries. Any of these actions or events could have a severe effect on security prices and impair the Fund’s ability to bring its capital or income back to the United States.

Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Some countries have less developed securities markets (and related transaction, registration and custody practices). Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity. In addition to losses from such delays, less-developed securities markets could subject the Fund to losses from fraud, negligence, or other actions.

Increased Expenses. The operating expenses of the Fund can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs are higher than those costs incurred by other investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries’ fixed income markets historically has reflected wide variations relating to the unique characteristics of the country’s economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

The foreign government securities in which the Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International

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Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

Foreign government securities also include debt securities of “quasi-governmental agencies” and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers.

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Emerging Markets. The Fund may invest a portion of its assets in the securities of issuers located in emerging market countries (less developed countries located outside of the United States). Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Europe — Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. These events could negatively affect the value and liquidity of the fund’s investments.

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Repurchase Agreements. The Fund may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. The Adviser monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

Short Sales “Against the Box.” The Fund may enter into short sales “against the box” only if not more than 5% of the Fund’s net assets (taken at current value) are held as collateral for such sales at any one time. A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain without additional cost an equal amount of the security being sold short. It may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If the Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund’s custodian or qualified sub-custodian. While the short sale is open, the Fund will continue to segregate an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund’s long position.

The Fund may make a short sale as a hedge when it believes that the price of a security may decline and cause a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

Lending of Portfolio Securities.  The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities, which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral.  Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund’s total assets, and the SEC currently requires the Fund to receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  According to the SEC, such loans currently must be terminable by the Fund at any time upon specified notice.  The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.  In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.

Generally, the SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash or equivalent collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Board of Directors of the Fund (the “Board”) must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.  If the regulatory requirements pertaining to portfolio securities lending were to change, the Fund would comply with such changes as required.

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Illiquid Securities.  The Fund may invest up to 10% of its total assets in securities subject to legal or contractual restriction, or that are otherwise illiquid.  When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, the Fund will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer.  Generally, there will be a lapse of time between the Fund’s decision to sell any such security and the registration of the security permitting sale.  During any such period, the price of the securities will be subject to market fluctuations.  However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board.  Because it is not possible to predict with assurance how the market for specific restricted securities sold pursuant to Rule 144A will develop, the Board has directed Credit Suisse to monitor carefully the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.  To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.  Substantial illiquid positions in the Fund could adversely impact its ability to convert to open-end status.

Options on U.S. Government Securities.  The Fund may seek to increase its current income by writing covered call or put options with respect to some or all of the U.S. government securities held in its portfolio. In addition, the Fund may at times, through the writing and purchase of options on U.S. government securities, seek to reduce fluctuations in net asset value by hedging against a decline in the value of its U.S. government securities or an increase in the price of securities which the Fund plans to purchase.

Significant option writing opportunities generally exist only with respect to longer term U.S. government securities. The Fund may only write covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will maintain short term U.S. government securities with a value equal to or greater than the exercise price of the underlying securities. The Fund may also write combinations of covered puts and calls on the same security.

The Fund receives a premium from writing a put or call option, which increases return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of premium reflects, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund realizes a profit or loss from a transaction if the cost of the transaction is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security.

The Fund may purchase put options on U.S. government securities to protect its portfolio holdings in an underlying security against a substantial decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.

The Fund may purchase call options on U.S. government securities to hedge against an increase in prices of securities that the Fund ultimately wants to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the option, is able to buy the underlying security at the exercise price regardless of any increase in such security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

The Fund will not purchase put and call options if as a result more than 5% of the value of its total assets would at the time be invested in such options.

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Interest Rate Futures and Related Options.  The Fund may enter into interest rate futures contracts to purchase or sell U.S. government securities or other interest rate-sensitive instruments and options thereon that are traded on U.S. futures exchanges or other trading facilities. When the Fund attempts to hedge its portfolio by selling an interest rate futures contract, purchasing a put option thereon, or writing a call option thereon, it will own an amount of U.S. government securities corresponding to the open futures or option position thereby ensuring that the position is unleveraged.  These transactions may be entered into for “bona fide hedging” purposes as defined in Commodity Futures Trading Commission (“CFTC”) regulations and other permissible purposes, including hedging against changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions and increasing return.  The Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts in accordance with the Fund’s policies.  The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act with respect to the Fund, and therefore, who is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Interest rate futures contracts are contracts that obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of the underlying financial instrument. However, some interest rate futures contracts provide for settlement in cash rather than by delivery of the securities underlying the contract. Interest rate futures contracts are currently available on several types of fixed income securities, including U.S. Treasury Bonds, U.S. Treasury Notes and GNMA securities on The Chicago Board of Trade, and on U.S. Treasury Bills on the International Monetary Market Division of The Chicago Mercantile Exchange.

A call option for a futures contract gives the purchaser, in return for a premium paid, the right to buy the futures contract underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying futures contract against payment of the exercise price. A put option for a futures contract gives the purchaser, in return for a premium, the right to sell the underlying futures contract at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying futures contract upon demand at the exercise price.

In contrast to the purchase or sale of a security, the full purchase price of the futures contract is not paid or received by the Fund upon its purchase or sale. Instead, the Fund will deposit in a segregated custodial account as initial margin an amount of cash or U.S. Treasury bills equal to approximately 5% of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “mark to the market.” For example, when the Fund has purchased an interest rate futures contract and the price of the underlying security has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased an interest rate futures contract and the price of the underlying security has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain. No assurance can be given that the Fund will be able to take an opposite position.

The purpose of selling an interest rate futures contract is to protect a portfolio from fluctuations in asset value resulting from interest rate changes. Selling a futures contract has an effect similar to selling portfolio securities. If interest rates were to increase, the value of the securities in the portfolio would decline, but the value of the Fund’s futures contracts would increase, thereby keeping the net asset value of the Fund from declining as much as it otherwise might have. In this way, selling futures contracts acts as a hedge against the effects of rising interest rates. However, a decline in interest rates resulting in an increase in the value of portfolio securities tends to be offset by a decrease in the value of the corresponding futures contracts.

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Similarly, when interest rates are expected to decline, futures contracts may be purchased to hedge against anticipated subsequent purchases of portfolio securities at higher prices. By buying futures, the Fund could effectively hedge against an increase in the price of the securities it intends to purchase at a later date in order to permit the purchase to be effected in an orderly manner. At that time, the futures contracts could be liquidated at a profit if rates had in fact declined as expected, and the Fund’s cash position could be used to purchase securities.

Although most interest rate futures contracts call for making or taking delivery of the underlying securities, these obligations are typically canceled or closed out before the scheduled settlement date. The closing is accomplished by purchasing (or selling) an identical futures contract to offset a short (or long) position. Such an offsetting transaction cancels the contractual obligations established by the original futures transaction. If the price of an offsetting futures transaction varies from the price of the original futures transaction, the Fund will realize a gain or loss corresponding to the difference. That gain or loss will tend to offset the unrealized loss or gain on the hedged securities transaction, but may not always or completely do so.

The selection of futures and options strategies requires skills different from those needed to select portfolio securities; however, Credit Suisse does have experience in the use of futures and options.

Regulatory Aspects of Derivatives Instruments.  Pursuant to a notice of eligibility filed with the CFTC, the Fund is not deemed to be a “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration as such under the Commodity Exchange Act.  The Adviser is not required to be registered as a “commodity trading advisor” with respect to its service as the investment adviser to the Fund.

Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers.  Thus, the number of options the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser.  Position limits also apply to futures.  An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.  With respect to futures contracts that are not contractually required to “cash-settle” and which the Fund’s Board has not determined to treat as “cash-settled,” the Fund covers its open positions by setting aside liquid assets equal to the contracts’ full notional value.  With respect to futures contracts that are contractually required to “cash-settle” and those which the Board has determined to treat as “cash-settled” (including currency forwards that settle in currencies of G-10 countries), however, the Fund sets aside liquid assets in an amount equal to that Fund’s daily mark-to-market (net) obligation (i.e., the Fund’s daily net liability, if any), rather than the notional value.

Asset Coverage for Certain Derivative Transactions.  The Fund will comply with guidelines established by the SEC with respect to coverage of certain derivative transactions.  These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies.  Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.  As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet other current obligations.

For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised.  A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price.  The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund.  If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.  The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated

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assets (equal to any remaining obligation), equals its net obligation.  Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Foreign Currency Exchange Transactions.  The Fund may engage in foreign currency exchange transactions to protect against changes in future exchange rates. The Fund will only engage in foreign  currency exchange transactions for transaction hedging (in connection with the purchase or sale of portfolio securities) or position hedging (to protect the value of a specific portfolio position). The Fund may engage in U.S. dollar-denominated or non-U.S. dollar denominated hedging. The Fund’s ability to engage in hedging and related option transactions may be limited by tax considerations. See “Taxation” below.

The Fund may engage in “transaction hedging” to protect against a change in the foreign currency exchange rate between the date on which it contracts to purchase or sell the security and the settlement date, or to “lock in” the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, the Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into forward currency exchange contracts and purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

For transaction hedging purposes, the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Funds the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Funds the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

The Fund may engage in “position hedging” to protect against the decline in the value relative the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of currency for securities which the portfolio intends to buy, when it holds cash reserves and short term investments). For position hedging purposes the Fund may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, the Fund may also purchase or sell foreign currency on a spot basis.

Hedging transactions involves costs and may result in losses. The Fund may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. The Fund engages in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of Credit Suisse, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade that provides a secondary market in such contracts. The Fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market.

The Fund may enter into forward foreign currency exchange contracts (an obligation to purchase or sell a specific currency at a future date) solely for hedging or other appropriate risk management purposes as defined in regulations of the Commodities Futures Trading Commission.

The Fund may also write or purchase options on foreign currencies. Such options are purchased or written only when Credit Suisse believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. If the Fund sells call options on foreign currencies, it may cover by holding that currency or by holding a separate call option on the currency with a strike price no higher than that of the call option sold.

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Senior Loans. Senior secured floating rate loans (“Senior Loans”) are loans and loan participations (collectively, “Loans”) that are senior secured floating rate Loans. Senior Loans are made to corporations and other non-governmental entities and issuers. Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest that are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Base lending rates in common usage today are primarily the London Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major U.S. banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

The risks associated with Senior Loans of below investment grade quality are similar to the risks of bonds rated below investment grade, although Senior Loans are typically senior and secured in contrast to bonds rated below investment grade, which are generally subordinated and unsecured. Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than below-investment-grade rated bonds. The Fund’s investments in Senior Loans are expected to typically be below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Loan may decline in value or become illiquid, which would adversely affect the Loan’s value.

Like other debt instruments, Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value per share of the Fund. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Senior Loans are also subject to heightened prepayment risk, as they usually have mandatory and optional prepayment provisions. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. In the event of default, the Fund may have difficulty collecting on any collateral. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the borrower. Due to the above factors, a collateralized Senior Loan may not be fully collateralized and may decline significantly in value. If interest were required to be refunded, it could negatively affect the Fund’s performance.

The Fund may purchase and retain in its portfolio Senior Loans where the borrowers have experienced, or may be perceived to be likely to experience, credit problems, including default, involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan. Senior Loans in which the Fund will invest may not be rated by a nationally recognized statistical ratings organization (“NRSRO”), may not be registered with the SEC or any state securities commission, and may not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans may be less extensive than available for registered or exchange-listed securities. In evaluating the creditworthiness of borrowers, the Adviser will consider, and may rely in part, on analyses performed by others.

Borrowers may have outstanding debt obligations that are rated below investment grade by a NRSRO. Most of the Senior Loans held by the Fund will have been assigned ratings below investment grade by a NRSRO. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. The

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Fund will rely on the judgment, analysis and experience of the Adviser in evaluating the creditworthiness of a borrower. In this evaluation, the Adviser will take into consideration, among other things, the borrower’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the borrower’s management and regulatory matters.

No active trading market may exist for some Senior Loans and some Senior Loans may be subject to restrictions on resale. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a decline in the Fund’s net asset value. During periods of limited demand and liquidity for Senior Loans, the Fund’s net asset value may be adversely affected.

Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of Senior Loans tends to be substantially less sensitive to changes in market interest rates than fixed-rate instruments. Nevertheless, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and an associated decline in the Fund’s net asset value.

Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain investments or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund’s net asset value.

The Fund may purchase Senior Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests, or can buy a participation in a loan. The Fund may also purchase participations in the original syndicate making Senior Loans. Loan participations typically represent indirect participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy. In circumstances where the Fund is a participant in a loan, it does not have any direct claim on the loan or any rights of set-off against the borrower and may not benefit directly from any collateral supporting the loan. In these situations, the Fund is subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund’s net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets.

Adverse market conditions may impair the liquidity of some actively traded Loans.

Second Lien and Other Secured Loans. “Second Lien Loans” are “second lien” secured floating rate Loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower. Second Lien Loans typically are secured by a second priority security interest or lien to or on specified collateral securing the borrower’s obligation under the Loan and typically have similar protections and rights as Senior Loans. Second Lien Loans are not (and by their terms cannot) become subordinated in right of payment to any obligation of the related borrower other than Senior Loans of such borrower. Second Lien Loans, like Senior Loans, typically have adjustable floating rate interest payments. Because Second Lien Loans are second to Senior Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk.

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The Fund may also invest in secured Loans other than Senior Loans and Second Lien Loans. Such secured Loans are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes, and may rank lower in right of payment to one or more Senior Loans and Second Lien Loans of the borrower. Such secured Loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the borrower’s obligation under the Loan, and typically have more subordinated protections and rights than Senior Loans and Second Lien Loans. Secured Loans may become subordinated in right of payment to more senior obligations of the borrower issued in the future. Such secured Loans may have fixed or adjustable floating rate interest payments. Because other secured Loans rank in payment order behind Senior Loans and Second Lien Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk.

Second Lien Loans and other secured Loans generally are of below investment grade quality. Other than their subordinated status, Second Lien Loans and other secured Loans have many characteristics similar to Senior Loans discussed above. As in the case of Senior Loans, the Fund may purchase interests in Second Lien Loans and other secured Loans through assignments or participations.

Second Lien Loans and other secured Loans are subject to the same risks associated with investment in Senior Loans and bonds rated below investment grade. However, because Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower, and other secured Loans rank lower in right of payment to Second Lien Loans, they are subject to the additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments after giving effect to the more senior secured obligations of the borrower. Second Lien Loans and other secured Loans also are expected to have greater price volatility than Senior Loans and may be less liquid. There also is a possibility that originators will not be able to sell participations in Second Lien Loans and other secured Loans, which would create greater credit risk exposure.

MANAGEMENT OF THE FUND

The Fund’s business and affairs are managed under the direction of the Fund’s Board of Directors, including the supervision of duties performed for the Fund under the investment advisory agreement with Credit Suisse (the “Investment Advisory Agreement”).  The Directors set broad policies for the Fund and choose its officers, who serve at the Board’s discretion.  The Board currently consists of five Directors, all of which are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act (“Independent Directors”).  The Board of Directors is divided into three classes, each having a term of three years.  Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term.  Shareholders who wish to send communications to the Board should send them to the address of the Fund (One Madison Avenue, New York, New York 10010) and to the attention of the Board c/o the Secretary of the Fund.  All such communications will be directed to the Director’s attention.

Directors

The following table includes information regarding the Fund’s Directors, their principal occupations and other affiliations during the past five years, the number of portfolios in the Fund Complex that they oversee, and other information about them.  The Fund Complex includes those registered investment companies that share Credit Suisse as investment adviser and that hold themselves out to the public as related companies for purposes of investment and investor services.

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Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director During Past Five Years

Independent Directors

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1941)	Director, Audit Committee Chairman and Nominating Committee Member	Since 1990; current term ends at the 2013 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	9

Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company, Director of Petroleum and Resources Corporation, Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (each a closed-end investment company); Director of Aberdeen Asia-Pacific Income Investment Company Limited (a Canadian closed-end fund); Director of Starcomms PLC (telecommunications company) from 2008 to 2011; Director of Mirae Asset Discovery Funds (open-end investment companies).

Terry F. Bovarnick c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1958)	Director, Audit Committee and Nominating Committee Member	Since 2006; current term ends at the 2013 annual meeting	Currently retired.	2	None

James J. Cattano c/o Coastal Trade Corp. 999 Vanderbilt Beach Road Suite 200 Naples, Florida 34108 (1943)	Director; Audit Committee and Nominating Committee	Since 2006; current term ends at the 2014 annual	President of Coastal Trade Corp. since October 2011; President, Primary	2	Director of Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and

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Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director During Past Five Years
	Member	meeting	Resources, Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) from October 1996 to October 2011.		Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (each a closed-end investment company)/

Lawrence J. Fox c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1943)	Director and Nominating Committee Member	Since 1990; current term ends at the 2015 annual meeting	Partner of Drinker Biddle & Reath (law firm) since 1972; Lecturer at Yale Law School since 2008.	2

Director of Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Dynasil Corporation (a manufacturing company)

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Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director During Past Five Years
Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Directors; Nominating Committee Chairman and Audit Committee Member	Since 2005; Chairman since 2012; current term ends at the 2014 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	9

Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company); Director of Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (each a closed-end investment company).

As of [              ], none of the Directors or their immediate family members owned beneficially or of record any class of securities in Credit Suisse or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Credit Suisse.

Officers

The following tables set forth certain information regarding the officers of the Fund.  The current terms of office of the Fund’s officers will end at the Board’s meeting following the Fund’s next annual meeting of shareholders.

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years

John G. Popp Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1956)	Chief Executive Officer and President	Since 2010	Managing Director of Credit Suisse; Group Manager and Senior Portfolio Manager for Performing Credit Strategies; Associated with Credit Suisse since 1997; Officer of other Credit Suisse Funds.

Thomas J. Flannery Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1974)	Chief Investment Officer	Since 2010	Managing Director of Credit Suisse; Associated with Credit Suisse Group AG since 2000; Officer of other Credit Suisse Funds.

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Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004

Managing Director and Global Head of Compliance of Credit Suisse since 2012; Director and Global Head of Compliance of Credit Suisse from January 2005 to December 2009; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

Thomas M. Sipp Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1970)	Chief Financial Officer	Since 2012

Managing Director of Credit Suisse; Chief Operating Officer and Head of Finance for Asset Management; Associated with Credit Suisse since 2009; Associated with Pyramis Global Advisors from 2006 to 2009; Officer of other Credit Suisse Funds.

Roger Machlis Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1961)	Chief Legal Officer	Since 2010	Managing Director and General Counsel for Asset Management; Associated with Credit Suisse since 1997; Officer of other Credit Suisse Funds.

Cecilia Chau Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1973)	Treasurer	Since 2008

Vice President of Credit Suisse since 2009; Assistant Vice President of Credit Suisse from June 2007 to December 2008; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Senior Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

Board Meetings

During the fiscal year ended December 31, 2011, the Board convened five times.  Each Director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committees on which he or she served during the period for which he or she was a Director.

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Audit Committee

All of the Directors, except for Lawrence Fox, constitute the Fund’s Audit Committee, which is composed of Directors who are not interested persons of the Fund and who are independent (as such term is defined by the listing standards of the NYSE MKT).  The Audit Committee convened three times during the fiscal year ended December 31, 2011.  The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund.  Pursuant to the Audit Committee Charter adopted by the Fund’s Board (a copy of which was included as Appendix B to the Fund’s proxy statement dated March 15, 2010), the Audit Committee is responsible for conferring with the Fund’s independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund’s independent registered public accounting firm and overseeing the Fund’s internal controls.  The Fund’s Audit Committee Charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by the Fund’s independent registered public accounting firm to the Fund and to Credit Suisse and certain of its affiliates.

Nominating Committee

All of the Directors constitute the Fund’s Nominating Committee, which is composed of Directors who are not interested persons of the Fund and who are independent (as such term is defined by the listing standards of NYSE MKT).  The Nominating Committee met three times during the fiscal year ended December 31, 2011.  The Nominating Committee selects and nominates new Directors.  The Board has adopted a Nominating Committee Charter (a copy of which was included as Appendix A to the Fund’s proxy statement dated March 15, 2010).  In nominating candidates, the Nominating Committee will take into consideration such factors as it deems appropriate.  These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.  With respect to diversity, the Nominating Committee considers whether a candidate’s background, experience and skills will contribute to the diversity of the Board.

The Nominating Committee will consider candidates submitted by shareholders or from other sources it deems appropriate.  Any recommendation should be submitted to the Secretary of the Fund, c/o Credit Suisse Asset Management, LLC, One Madison Avenue, New York, New York 10010.  Any submission should include at a minimum the following information: As to each individual proposed for election or re-election as Director, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of Shares of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an “interested person” of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Nominating Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of Directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934 (“1934 Act”), and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a Director (if elected)).  In the case of the Fund holding a meeting of shareholders, any such submission, in order to be considered for inclusion in the Fund’s proxy statement, should be submitted by a date not later than the 120th calendar day before the date the Fund’s proxy statement was released to security holders in connection with the Fund’s previous year’s annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement.  Any such submission must also be submitted by such date and contain such information as may be specified in the Fund’s By-laws, or as required by any relevant stock exchange listing standards.

The Fund does not have a Compensation Committee.

Qualification of Board of Directors

The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that each Director should serve in such

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capacity.  Among the attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, Credit Suisse, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors.  A Director’s ability to perform his or her duties effectively may have been attained through the Director’s business, consulting, public service and/or academic positions; experience from service as a board member of the Fund and the other funds in the Fund Complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.  In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director that support the conclusion that each person should serve as a Director.

Enrique R. Arzac.  Mr. Arzac has been a Director since 1990 and Chairman of the Audit Committee since 2012.  In addition, he has over 40 years of business and consulting experience in the areas of finance, trade and economics and academic experience as a professor of finance and economics.  Mr. Arzac also currently serves on the boards of directors of other funds, including funds in the Fund Complex, and on the board of directors of an investment management and investment advisory services company.

Terry F. Bovarnick.  Ms. Bovarnick has been a Director since 2006.  In addition, she has over 30 years of executive and business experience in the investment industry.  Ms. Bovarnick also serves on the board of trustees of another closed-end fund in the Fund Complex.

James J. Cattano.  Mr. Cattano has been a Director since 2006.  In addition, he has 40 years of executive and business and academic experience in the international trading and manufacturing industry.  Mr. Cattano also currently serves on the boards of directors of other closed-end funds, including a closed-end fund in the Fund Complex.

Lawrence J. Fox.  Mr. Fox has been a Director since 1990.  In addition, he has close to 40 years of experience as an attorney.  Mr. Fox also currently serves on the boards of directors of other closed-end funds, including a closed-end fund in the Fund Complex.

Steven N. Rappaport.  Mr. Rappaport has been a Director since 2005 and Chairman of the Board and Chairman of the Nominating Committee since 2012.  In addition, he has 40 years of business experience in the financial services industry.  Mr. Rappaport also serves on the boards of directors of other funds, including funds in the Fund Complex.

Specific details regarding each Director’s principal occupations during the past five years are included in the table above.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board.  The Fund has engaged Credit Suisse to manage the Fund on a day-to-day basis.  The Board is responsible for overseeing Credit Suisse and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Fund’s charter.  The Board is currently composed of five members, each of whom is an Independent Director.  The Board meets in-person at regularly scheduled quarterly meetings each year.  In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.  As described below, the Board has established a Nominating Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.  The Independent Directors have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Steven Rappaport, an Independent Director, to serve in the role of Chairman.  The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with Credit Suisse, other service providers, counsel and other Directors generally between meetings.  The Chairman serves as a key point person for dealings between management and the Directors.  The Chairman may also perform such other functions as may be

21

delegated by the Board from time to time.  The Board reviews matters related to its leadership structure annually.  The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Directors and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others.  Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities.  Day-to-day risk management functions are subsumed within the responsibilities of Credit Suisse and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs.  Credit Suisse and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Each of Credit Suisse and other service providers have their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models.  The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects.  As part of its regular oversight of the Fund, the Board interacts with and reviews reports from, among others, Credit Suisse, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and applicable risk controls.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Ownership of the Fund by Directors

The following table provides information concerning the number and dollar range of equity securities owned beneficially by each Director as of December 31, 2011:

Name of Director	Dollar Range of Equity Securities in the Fund*(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Directors in Credit Suisse Family of Investment Companies*(1)(2)
Enrique Arzac	D	E
Terry F. Bovarnick	C	C
James J. Cattano	D	E
Lawrence J. Fox	D	E
Steven N. Rappaport	E	E

* Key to Dollar Ranges:

A.           None

B.             $1 - $10,000

C.             $10,001 - $50,000

D.            $50,001 - $100,000

E.              over $100,000

(1)          “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) promulgated under the 1934 Act.

(2)         “Credit Suisse Family of Investment Companies” means those registered investment companies that share Credit Suisse as their investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of [ ], 2011, the Fund’s Directors and officers, in the aggregate, own less than 1% of the Fund’s outstanding equity securities.

Director Compensation

During the fiscal year ended December 31, 2011, each Director who was not a director, officer, partner, co-partner or employee of Credit Suisse, State Street or any affiliate thereof, received an annual fee as set out below

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and $1,000 for each meeting of the Board attended by him or her and was reimbursed for expenses incurred in connection with his or her attendance at the Fund’s Board meetings.  The annual fee rate was $14,300.  The total remuneration paid or accrued by the Fund during the fiscal year ended December 31, 2011 to all Directors was $104,474.  The Independent Chairman receives an additional annual fee of $5,000 and the Audit Committee Chairman receives an additional annual fee of $2,000.  Effective January 1, 2012, the meeting fee for each Director is $1,500 per meeting attended in person and $1,000 per meeting attended telephonically, and the annual fee is $15,300.  The Directors have approved a compensation plan that permits each Director entitled to receive a fee from the Fund to elect to receive up to one hundred percent of his or her annual fee in the form of Fund shares issued by the Fund.

The following table shows certain compensation information for the current Directors of the Fund for the fiscal year ended December 31, 2011.  All officers of the Fund are employees of and are compensated by Credit Suisse.  None of the Fund’s executive officers received any compensation from the Fund for such period.  The Fund does not have any bonus, profit sharing, pension or retirement plans.

Director	Aggregate Compensation from the Fund	Total Compensation from the Fund and the Fund Complex
Enrique R. Arzac	$23,300	$115,100
Terry F. Bovarnick	$18,300	$37,600
James J. Cattano	$20,300	$41,600
Lawrence J. Fox	$18,296	$36,594
Steven N. Rappaport	$18,296	$122,594

Code of Ethics

The Fund and Credit Suisse have each adopted a code of ethics, as required by federal securities laws.  Under these codes of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund’s portfolio or that are currently held by the Fund, subject to certain general restrictions and procedures.  The personal securities transactions of the Fund’s access persons and those of Credit Suisse will be governed by the applicable code of ethics.

Credit Suisse and its affiliates manage other investment companies and accounts.  Credit Suisse may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Credit Suisse on behalf of the Fund.  Similarly, with respect to the Fund’s portfolio, Credit Suisse is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Credit Suisse and its access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund.  Credit Suisse is not obligated to refrain from investing in securities held by the Fund or for any other funds it manages.

These codes of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  Copies of these codes of ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures

The Fund has adopted Credit Suisse’s policies and procedures with respect to the voting of proxies related to portfolio securities.  A copy of the Fund’s proxy voting policies and procedures is attached as Appendix B.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available without charge:

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•                  by calling 1-800-293-1232

•                  on the Fund’s website, www.credit-suisse.com/us

•                  on the SEC’s website, www.sec.gov.

PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth the beneficial ownership of shares of the Fund, as of October 10, 2012, by each person (including any group) known to the Fund to be deemed to be the beneficial owner of more than 5% of the outstanding shares of the Fund:

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent Ownership*

First Trust Portfolios L.P.	5,097,729	10.2%

*                 Stated in Schedule 13G/A filed with the SEC on October 10, 2012, First Trust Portfolios L.P., First Trust Advisors, L.P., and the Charger Corporation share beneficial ownership of 5,097,729 shares, or 10.2% of the common stock.

INVESTMENT ADVISER

Credit Suisse serves as the Fund’s investment adviser with respect to all investments and makes all investment decisions for the Fund.  Under the Investment Advisory Agreement, Credit Suisse receives as compensation for its advisory services from the Fund an annual fee, computed weekly and payable quarterly as follows: 0.50% of the lower of the weekly stock price (market value) of the Fund’s outstanding shares or its average weekly net assets.  Credit Suisse may voluntarily waive a portion of its fee from time to time and temporarily limit the expenses borne by the Fund.

For the fiscal years ended December 31, 2009, 2010 and 2011, the Fund paid Credit Suisse advisory fees under the Investment Advisory Agreement as follows:

December 31, 2011

Fees Paid

$908,058

December 31, 2010

Fees Paid

$881,703

December 31, 2009

Fees Paid

$705,302

Credit Suisse is part of the asset management business of Credit Suisse Group AG, one of the world’s leading banks.  Credit Suisse Group AG provides its clients with investment banking, private banking and asset

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management services worldwide.  The asset management business of Credit Suisse Group AG is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.  Credit Suisse is an indirect, wholly owned subsidiary of Credit Suisse Group AG, a leading global financial services organization headquartered in Zurich.  No one person or any entity possesses a controlling interest in Credit Suisse Group AG. Credit Suisse is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.  Credit Suisse’s address is One Madison Avenue, New York, New York 10010.  As of June 30, 2012, Credit Suisse managed over $56.9 billion in the U.S. and, together with its global affiliates, managed assets of over $380.9 billion in 19 countries.

The Investment Advisory Agreement provides that Credit Suisse will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Investment Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on Credit Suisse’s part in the performance of its duties or from reckless disregard of its obligations and duties under the Investment Advisory Agreement.

The Investment Advisory Agreement will remain in effect from year to year if approved annually (1) by the Board of Directors of the Fund or by the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities and (2) by a majority of the Directors who are not parties to the Investment Advisory Agreement, or “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser.  The Board of Directors last approved the Investment Advisory Agreement at meetings held on November 15-16, 2011.

The Investment Advisory Agreement terminates on its assignment by any party.  The Investment Advisory Agreement is terminable, without penalty, on 60 days’ written notice by the Board of Directors or by the vote of holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities or upon 90 days’ written notice by Credit Suisse.

The services of Credit Suisse are not deemed to be exclusive, and nothing in the Investment Advisory Agreement will present it or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

ADMINISTRATOR

State Street serves as the Fund’s administrator.  As administrator, State Street provides certain administrative services to the Fund, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.  State Street is located at One Lincoln Street, Boston, Massachusetts 02111.  The Fund pays State Street, for administrative services, a fee, exclusive of out-of-pocket expenses, calculated in total for all the funds advised by Credit Suisse that are administered or co-administered by State Street and allocated based upon the relative average net assets of each fund, subject to an annual minimum fee.  The services of State Street are not deemed to be exclusive, and nothing in the agreement between the Fund and State Street (the “Administration Agreement”) will prevent State Street or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.  The Administration Agreement is terminable upon 60 days’ notice by either party.

For the fiscal years ended December 31, 2009, 2010 and 2011, the Fund paid State Street $132,819, $136,524 and $108,550, respectively, in administrative fees.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

State Street serves as the Fund’s custodian and may employ sub-custodians outside the U.S. in accordance with regulations of the SEC.  State Street is located at One Lincoln Street, Boston, Massachusetts 02111.  The custodian’s responsibilities include safekeeping and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments.

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Computershare Trust Company, N.A. acts as the Fund’s transfer agent and dividend-paying agent under the Fund’s automatic dividend reinvestment plan.  Computershare Trust Company, N.A. is located at P.O. Box 43078, Providence, Rhode Island, 02940.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[                  ], acts as the Fund’s independent registered public accounting firm and provides audit and tax services to the Fund.  [                    ]’s address is [                            ].

PORTFOLIO MANAGEMENT

Additional information regarding the Fund’s portfolio managers is provided below.

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Fund, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by each portfolio manager of the Fund and the total assets managed within each category as of July 31, 2012.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Thomas J. Flannery*	3	$910	28	$11,241	11	$3,024
Wing Chan	3	$910	2	$449	5	$1,418

*  As of July 31, 2012, Mr. Flannery manages 23 accounts which have total assets under management of $8,724 million, and which have additional fees based on the performance of the accounts.

Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts on the other.  For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts they advise.  In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Fund.  Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.  Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders).  In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution.  Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades).  The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests.  Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

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Portfolio Manager Compensation

Thomas J. Flannery and Wing Chan are compensated for their services by Credit Suisse.  Their compensation consists of a fixed base salary and a discretionary bonus that is not tied by formula to the performance of any fund or account.  The factors taken into account in determining each of their bonuses includes the Fund’s performance, assets held in the Fund and other accounts managed by each of them, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group AG stock as deferred compensation.  Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.  A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse Group AG’s profit sharing and 401 (k) plans.

Portfolio Manager Ownership of Shares

As reported to the Fund, the information in the following table reflects beneficial ownership by the portfolio managers of Shares as of [ ], 2012:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund*(1)
Thomas J. Flannery	A
Wing Chan	A

*                 Key to Dollar Ranges:

A.           None

B.             $1 - $10,000

C.             $10,001 - $50,000

D.            $50,001 - $100,000

E.              over $100,000

(1)          “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) promulgated under the 1934 Act.

PORTFOLIO TRANSACTIONS

Credit Suisse is responsible for establishing, reviewing and, where necessary, modifying the Fund’s investment program to achieve its investment objectives.  Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal.  Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained.  The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer’s mark-up or mark-down.  Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions.  On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.  On most foreign exchanges, commissions are generally fixed.  There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up.  U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.  No brokerage commissions are typically paid on purchases and sales of U.S. government securities.  For the 2011, 2010 and 2009 fiscal years, the Fund paid $[ ], $[ ] and $[ ], respectively, in brokerage commissions.

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Credit Suisse will select portfolio investments and effect transactions for the Fund.  In selecting broker-dealers, Credit Suisse does business exclusively with those broker-dealers that, in Credit Suisse’s judgment, can be expected to provide the best service.  The service has two main aspects: the execution of buy and sell orders and the provision of research.  In negotiating commissions with broker-dealers, Credit Suisse will pay no more for execution and research services than it considers either, or both together, to be worth.  The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold.  The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time.  Commissions for the combination of execution and research services that meet Credit Suisse’s standards may be higher than for execution services alone or for services that fall below Credit Suisse’s standards.  Credit Suisse believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed.  Further, Credit Suisse will receive only brokerage or research services in connection with securities transactions that are consistent with the “safe harbor” provisions of Section 28(e) of the 1934 Act when paying such higher commissions.  Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services.  Research received from brokers or dealers is supplemental to Credit Suisse’s own research program.  For the fiscal year ended December 31, 2011, the Fund paid no brokerage commissions to brokers and dealers who provided such research services.

All orders for transactions in securities or options on behalf of the Fund are placed by the Adviser with broker-dealers that it selects, including Credit Suisse Securities (USA) LLC (“CSSU”) and other affiliates of Credit Suisse Group AG.  The Fund may utilize CSSU or other affiliates of Credit Suisse Group AG in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.  The Fund did not pay any commissions to affiliated broker-dealers during the fiscal years ended December 31, 2009, 2010 and 2011,  respectively.

Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by Credit Suisse.  Such other investment clients may invest in the same securities as the Fund.  When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Credit Suisse believes to be equitable to each client, including the Fund.  In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund.  To the extent permitted by law, Credit Suisse may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

Transactions for the Fund may be effected on foreign securities exchanges.  In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.  Such dealers usually are acting as principal for their own account.  On occasion, securities may be purchased directly from the issuer.  Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions.  Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

The Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund’s portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group.  The Fund will engage in this practice, however, only when Credit Suisse, in its sole discretion, believes such practice to be otherwise in the Fund’s interest.

In no instance will portfolio securities be purchased from or sold to Credit Suisse or CSSU or any affiliated person of such companies except as permitted by SEC exemptive order or by applicable law.  In addition, the Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

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TAXATION

The Fund is treated as a separate entity for U.S. federal income tax purposes.  The Fund has elected to be treated, and has qualified and intends to continue to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders.  In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.  Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

If the Fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders.  However, if the Fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained.  The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.  The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.

If, for any taxable year, the Fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its taxable ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year.  For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end.  In addition, the

29

minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year.  The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

The IRS has taken the position that if a regulated investment company has two or more classes of shares, it must report distributions made to each class in any year as consisting of no more than such class’s proportionate share of particular types of income, including tax-exempt interest, net capital gains, and other income subject to federal income tax.  A class’s proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class.

Existing authorities do not specifically address whether dividends that are paid following the close of a taxable year, but that are treated for tax purposes as derived from the income of such prior taxable year, are treated as dividends paid during such prior taxable year for purposes of determining each class’s proportionate share of a particular type of income.  The Fund currently intends to treat such dividends as having been paid in the prior taxable year for purposes of determining each class’s proportionate share of a particular type of income with respect to such prior taxable year.  Existing authorities also do not specifically address the allocation of taxable income among the dividends paid to holders of a class of shares during or with respect to a taxable year.  It is possible that the IRS could disagree with the Fund’s position concerning the treatment of dividends paid after the close of a taxable year, in which case the IRS could attempt to recharacterize a portion of the dividends paid and designated by the Fund as exempt-interest dividends as consisting instead of capital gains or other taxable income.  If the IRS were to prevail with respect to any such attempted recharacterization, holders of that class of shares could be subject to tax on amounts so recharacterized and the Fund could be subject to federal income and excise tax.

The Fund declares and pays a dividend from net investment income (excluding capital gains) each month.  The Fund typically distributes any net short-term and long-term capital gains in December.  Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid U.S. federal income or excise tax.

Unless a shareholder specifies otherwise, all distributions from the Fund to that shareholder will be automatically reinvested in additional full and fractional shares of the Fund.  For U.S. federal income tax purposes, all dividends from the Fund generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the Fund.  In general, assuming that the Fund has sufficient earnings and profits, dividends from net investment income that is not tax exempt and from net short-term capital gains are taxable as ordinary income.

A 3.8% excise tax will be imposed on net investment income, including dividends, interest and net capital gains, of individuals with annual income of $200,000 or more ($250,000 if married, filing jointly) beginning in 2013.

Distributions in excess of the Fund’s minimum distribution requirements but not in excess of the Fund’s earnings and profits will be taxable to shareholders and will not constitute nontaxable returns of capital.  Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares and will reduce such basis.  Any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Distributions from net capital gains, if any, that are reported as capital gain dividends by the Fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund.  Capital gain dividends distributed by the Fund to individual and certain other noncorporate shareholders generally will qualify for reduced U.S. federal income tax rates (currently, a maximum rate of 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets) on long-term capital gains, subject to certain limited exceptions.  A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual shareholders.  Under current law, the reduced maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will not apply in taxable years beginning after December 31, 2012.

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The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.  In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year.  In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.  For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

For U.S. federal income tax purposes, the Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss for taxable years beginning before 2011. Capital loss carry forwards generated in taxable years beginning in 2011 and later will not be subject to expiration, but will offset future gains before pre-2011 loss carry forwards.  To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and may not be distributed as such to shareholders.  The Fund may not carry forward any losses other than net capital losses.

At the time of an investor’s purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or to undistributed capital gains of the Fund.  Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or gains may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.

Sales and exchanges generally are taxable events for shareholders that are subject to tax.  Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions.  In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares.  Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.

Losses on sales or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.  In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or of certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886.  Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted.  A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper.  Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on otherwise-taxable fund dividends or distributions, or on sales or exchanges of fund shares unless the Fund shares are “debt-financed property” within the meaning of the Code.  However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions other than exempt-interest dividends received by the

31

plan and sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the Fund.

A plan participant whose retirement plan invests in the Fund, whether such plan is qualified or not, generally is not taxed on any fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes.  However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.  Shareholders should consult their tax advisers for more information.

The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or that are unrated, including debt obligations of issuers not currently paying interest or that are in default.  Investments in debt obligations that are at risk of or in default present special tax issues for the Fund.  Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable.  These and other issues will be addressed by the Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments.  However, the Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income, including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes.  Therefore, the Fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements.  Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund.

Options written or purchased and futures contracts entered into by the Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out.  The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the Fund as long-term or short-term.  Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, and accordingly may produce ordinary income or loss.  Additionally, the Fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code.  Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.  Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund.  Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term.  Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph.  The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to shareholders.

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As a result of entering into swap contracts, the Fund may make or receive periodic net payments.  The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction.  Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).  With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries.  Any such taxes would, if imposed, reduce the yield on or return from those investments.  Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.  The Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

The Fund is required to withhold (as “backup withholding”) a certain percentage of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions or repurchases of fund shares paid to shareholders who have not complied with certain IRS regulations.  In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding.  The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

If, as anticipated, the Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

The exemption of exempt-interest dividends for U.S. federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority, since those laws vary with respect to the taxation of such income.  Many states exempt from tax that portion of an exempt-interest dividend which represents interest received by the Fund on that state’s securities, subject in some cases to compliance with concentration and/or reporting requirements, which the Fund makes no commitment to seek to satisfy.  However, the Fund will report annually to its shareholders the percentage of interest income received by the Fund during the preceding year on federally tax-exempt obligations indicating, on a state-by-state basis only, the source of such income.  Each shareholder is advised to consult his own tax adviser regarding the exemption, if any, of exempt-interest dividends under the state and local tax laws applicable to the shareholder.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to shareholders to the extent the Fund’s distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied.  The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

A 30% withholding tax will be imposed on dividends paid after December 31, 2013 and redemption proceeds paid after December 31, 2014, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS (or to local revenue authorities, if an intergovernment agreement applies) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to enter into agreements with the IRS that state that they will provide the IRS information including the name, address and taxpayer identification number of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to

33

non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders.  Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

LEGAL MATTERS

The validity of the Shares offered hereby will be passed on for the Fund by Venable LLP, 750 E. Pratt Street, Suite 900, Baltimore, Maryland 21202.

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, is counsel to the Fund and has represented the Fund in connection with this registration statement.

FINANCIAL STATEMENTS

The audited financial statements for the year ended December 31, 2011 and the report of the independent registered public accounting firm are included in the Fund’s 2011 Annual Report and are incorporated by reference into this prospectus.  The unaudited financial statements for the six months ended June 30, 2012 are included in the Fund’s 2012 Semi-Annual Report and are incorporated by reference into this prospectus.  The Fund’s 2011 Annual Report was filed on Form N-CSR with the SEC on March 2, 2012 and the Fund’s 2012 Semi-Annual Report was filed on Form N-CSR with the SEC on September 4, 2012 and each is available on the SEC’s website at http://www.sec.gov.  Copies of the Fund’s 2011 Annual Report and 2012 Semi-Annual Report may also be obtained without charge upon written or oral request from the Fund at (800) 293-1232, or by visiting the Fund’s website at www.credit-suisse.com/us.

The financial statements of the Fund that are incorporated herein by reference (except for the financial statements for the six months ended June 30, 2012) and certain of the information appearing under the caption “Financial Highlights” included in the prospectus and appearing elsewhere herein and in the prospectus (except for the information relating to the Fund’s six months ended June 30, 2012) have been audited by [          ], independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

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APPENDIX A

DESCRIPTION OF RATINGS

Commercial Paper Ratings

Commercial paper rated A-1 by Standard & Poor’s, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”) indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.  Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s Investors Service, Inc. (“Moody’s”).  Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.  Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

Corporate Bond Ratings

The following summarizes the ratings used by S&P for corporate bonds:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - This is the lowest investment grade.  Debt rated BBB has an adequate capacity to pay interest and repay principal.  Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB represents a lower degree of speculation than B and C the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues.  However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Additionally, the rating CI is reserved for income bonds on which no interest is being paid.  Such debt is rated between debt rated C and debt rated D.

To provide more detailed indications of credit quality, the ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

D - Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The following summarizes the ratings used by Moody’s for corporate bonds:

Aaa - Bonds that are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of desirable investments.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s applies numerical modifiers (1, 2 and 3) with respect to the bonds rated “Aa” through “B”.  The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Caa - Bonds that are rated Caa are of poor standing.  These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Note Ratings

The following summarizes the two highest ratings used by S&P for short-term notes:

SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

The following summarizes the two highest ratings used by Moody’s for short-term notes and variable rate demand obligations:

MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Municipal Obligations Ratings

The following summarizes the ratings used by S&P for Municipal Obligations:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - This is the lowest investment grade.  Debt rated BBB has an adequate capacity to pay interest and repay principal.  Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB represents a lower degree of speculation than B and C the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues.  However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Additionally, the rating CI is reserved for income bonds on which no interest is being paid.  Such debt is rated between debt rated C and debt rated D.

To provide more detailed indications of credit quality, the ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

D - Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The following summarizes the highest four municipal ratings used by Moody’s:

Aaa - Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large or exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated as Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of desirable investments.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Note:  Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

Caa - Bonds that are rated Caa are of poor standing.  These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing

APPENDIX B

CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICIES AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unit (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

Credit Suisse is the part of the asset management business of Credit Suisse, one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

•                  a copy of the Policy;

•                  a copy of each proxy statement received on behalf of Credit Suisse clients;

•                  a record of each vote cast on behalf of Credit Suisse clients;

•                  a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•                  a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

PROCEDURES

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues;

(4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-

for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals  regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 1, 2012

Part C

Other Information

Item 25. Financial Statements and Exhibits

1. Financial Statements

Part A — Financial Highlights.

Part B — Unaudited financial statements for the fiscal period ended June 30, 2012 are incorporated by reference herein to the Fund’s semi-annual report for the fiscal period ended June 30, 2012. Audited financial statements for the fiscal year ended December 31, 2011are incorporated by reference herein to the Fund’s annual report for the fiscal year ended December 31, 2011.

2. Exhibits

(a)(1)	Articles of Incorporation of the Registrant (2)

(a)(2)	Articles of Transfer, dated May 9, 2001*

(a)(3)	Articles Supplementary, dated July 27, 2001*

(a)(4)	Articles Supplementary, dated August 14, 2008*

(a)(5)	Articles Supplementary, dated May 4, 2009*

(b)(1)	Amended and Restated By-Laws*

(b)(2)	Amendment to the Amended and Restated By-laws*

(b)(3)	Amendment to the Amended and Restated By-laws*

(b)(4)	Amendment to the Amended and Restated By-laws*

(c)	Not applicable

(d)	Provisions of instruments defining the rights of holders of securities are contained in the Registrant’s Articles of Incorporation and Bylaws, each as amended.

(e)	Dividend Reinvestment and Cash Purchase Plan*

(f)	Not applicable

(g)	Restated Investment Advisory Agreement with Credit Suisse Asset Management, LLC, dated May 14, 2001*

(h)	Form of Sales Agreement, to be filed by amendment.

(i)	Not applicable

(j)(1)	Custodian Agreement with State Street Bank and Trust Company, dated October 20, 2000(3)

(j)(2)	Amendment to Custodian Agreement, dated April 26, 2001*

(j)(3)	Amendment to Custodian Agreement, dated May 16, 2001*

(j)(4)	Amendment to Custodian Agreement, dated November 16, 2005*

(j)(5)	Amendment to Custodian Agreement, dated November 19, 2007*

(j)(6)	Amendment to Custodian Agreement, dated November 1, 2011(4)

(k)(1)	Registrar, Transfer Agency and Services Agreement with EquiServe, Inc., dated March 1, 2003*

(k)(2)	Amendment to Registrar, Transfer Agency and Services Agreement, dated September 30, 2003*

(k)(3)	Amendment to Registrar, Transfer Agency and Services Agreement, effective January 1, 2011*

(k)(4)	Administration Agreement with State Street Bank and Trust Company, dated June 7, 2002(5)

(k)(5)	Amendment No. 1 to Administration Agreement dated November 1, 2011(6)

(k)(6)	Amendment No. 2 to the Administration Agreement, dated October 9, 2012*

(k)(7)	Committed Line of Credit Agreement with State Street Bank and Trust Company, dated June 10, 2009 (7)

(k)(8)	First Amendment to Committed Line of Credit Agreement, dated June 30, 2009(7)

(k)(9)	Second Amendment to Committed Line of Credit Agreement, dated July 17, 2009(7)

(k)(10)	Third Amendment to Committed Line of Credit Agreement, dated June 9, 2010(7)

(k)(11)	Fourth Amendment to Committed Line of Credit Agreement, dated June 8, 2011(7)

(k)(12)	Fifth Amendment to Committed Line of Credit Agreement, dated March 30, 2012(7)

(k)(13)	Sixth Amendment to Committed Line of Credit Agreement, dated June 6, 2012(7)

(l)	Opinion and Consent of Venable LLP, to be filed by amendment.

(m)	Not applicable

(n)	Consent of Independent Registered Public Accounting Firm, to be filed by amendment

(o)	Not applicable

(p)	Purchase Agreement between the Fund and CS First Boston(1)

(q)	Not applicable

(r)(1)	Global Personal Trading Policy for Registrant, Credit Suisse Asset Management, LLC and CSSU dated October 29, 2010; and Asset Management Divisional Supplement dated October 22, 2009(8)

(r)(2)	Code of Ethics of the Investment Adviser(7)

(s)	Power of Attorney*

* Filed herewith.

(1) Incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2, filed on September 27, 1996 (Securities Act File No. 333-10851).

(2) Incorporated by reference to the Registrant’s Registration Statement on Form N-14, filed on March 5, 2001 (Securities Act File No. 333-56526).

(3) Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on November 22, 2000 (Securities Act File No. 33-58125).

(4) Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 of Credit Suisse High Yield Bond Fund, filed on February 3, 2012 (Securities Act File No. 333-176860).

(5) Incorporated by reference to the Credit Suisse High Yield Bond Fund’s Registration Statement on Form N-2, filed on August 4, 2010 (Securities Act File No. 333-168531).

(6) Incorporated by reference to the Credit Suisse High Yield Bond Fund’s Registration Statement on Form N-2, filed on September 14, 2012 (Securities Act File No. 333-183901).

(7) Incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of Credit Suisse Opportunity Funds, filed on July 5, 2012 (Securities Act File No. 33-92982).

(8) Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on April 19, 2011 (Securities Act File No. 33-58125).

Item 26. Marketing Arrangements

See Exhibit 2(h) to this Registration Statement.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offer described in this Registration Statement:

Legal	$90,000
Printing and Mailing	43,925
SEC Registration Fee	5,456
FINRA Fees	6,500
Auditing fees and expenses	25,000
Other	10,000
Total	$180,881

Note: All amounts are estimates.

Item 28. Persons Controlled by or Under Common Control with the Registrant

None.

Item 29. Number of Holders of Shares

As of September 30, 2012, there are the following number of Record Holders:

Number of
Title of Class	Record Holders
Common Stock	1,237

Item 30. Indemnification

Section 2-418 of the General Corporation Law of the State of Maryland, Article VIII of the Fund’s Articles of Incorporation, Article VII of the Fund’s Bylaws and the Dealer Manager Agreement to be filed as Exhibit (h)(1) provide for indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to directors, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission (the “SEC”) such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

Credit Suisse acts as investment adviser to the Registrant. Credit Suisse renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 31 of officers and Trustees of Credit Suisse, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Credit Suisse (SEC File No. 801-37170).

Item 32. Location of Accounts and Records

(1)           Credit Suisse Asset Management Income Fund, Inc.
One Madison Avenue
New York, New York 10010
(Fund’s Articles, By-laws and minute books)

(2)           Credit Suisse Asset Management, LLC
One Madison Avenue
New York, New York 10010
(records relating to its functions as investment adviser)

(3)           State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
(records relating to its functions as administrator, custodian and accounting agent)

(4)           Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940
(records relating to its functions as shareholder servicing agent)

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

(1) The Registrant hereby undertakes to suspend the offering of Shares until the prospectus is amended if:

(a)          Subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this registration statement; or

(b)         The net asset value increases to an amount greater than the net proceeds as stated in the prospectus included in this registration statement.

(2) Not applicable.

(3) Any securities not taken in a rights offering by shareholders are to be reoffered to the public, an undertaking to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, we will file a post-effective amendment to set forth the terms of such offering.

(4) The securities being registered will be offered on a delayed on continuous basis in reliance on Rule 415 under the Securities Act.  Accordingly, the Registrant undertakes

(a)          to file, during and period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)          to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)          to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

(3)          to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

(b)         that for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)          to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d)         that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)          that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)          any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act.

(2)          the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)          any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(5)                                 (a) The Registrant hereby undertakes that for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b) The Registrant hereby undertakes that for the purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 25th day of October, 2012.

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

By:	/s/John G. Popp
John G. Popp
Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, as amended this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

	SIGNATURE	TITLE	DATE

	/s/John G. Popp	Chief Executive Officer and President	October 25, 2012
John G. Popp

	/s/ Thomas Sipp	Chief Financial Officer	October 25, 2012
Thomas Sipp

	*	Director	October 25, 2012
Enrique Arzac

	*	Director	October 25, 2012
Terry F. Bovarnick

	*	Director	October 25, 2012
James J. Cattano

	*	Director	October 25, 2012
Lawrence J. Fox

	*	Chairman of the Board and Director	October 25, 2012
Steven N. Rappaport

*By:	/s/ Karen Regan
Karen Regan, as Attorney-in-Fact

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
(a)(2)	Articles of Transfer, dated May 9, 2001

(a)(3)	Articles Supplementary, dated July 27, 2001

(a)(4)	Articles Supplementary, dated August 14, 2008

(a)(5)	Articles Supplementary, dated May 4, 2009

(b)(1)	Amended and Restated By-laws

(b)(2)	Amendment to the Amended and Restated By-laws

(b)(3)	Amendment to the Amended and Restated By-laws

(b)(4)	Amendment to the Amended and Restated By-laws

(e)	Dividend Reinvestment and Cash Purchase Plan

(g)	Restated Investment Advisory Agreement with Credit Suisse Asset Management

(j)(2)	Amendment to Custodian Agreement, dated April 26, 2001

(j)(3)	Amendment to Custodian Agreement, dated May 16, 2001

(j)(4)	Amendment to Custodian Agreement, dated November 16, 2005

(j)(5)	Amendment to Custodian Agreement, dated November 19, 2007

(k)(1)	Registrar, Transfer Agency and Services Agreement with EquiServe, Inc.

(k)(2)	Amendment to Registrar, Transfer Agency and Services Agreement, dated September 30, 2003

(k)(3)	Amendment to Registrar, Transfer Agency and Services Agreement, effective January 1, 2011

(k)(6)	Amendment No. 2 to the Administration Agreement, dated October 9, 2012

(s)	Power of Attorney